EXHIBIT 10.2 Execution Version ASSET PURCHASE AGREEMENT dated as of February 29, 2016 by and among JOE JOHNSON EQUIPMENT (USA) INC. VACTOR MANUFACTURING INC. FEDERAL SIGNAL CORPORATION AND THE SHAREHOLDERS OF JOE JOHNSON EQUIPMENT (USA) INC.

i Table of Contents Page EXHIBIT A — PRELIMINARY ALLOCATION SCHEDULE .............................................V EXHIBIT B — BILL OF SALE AND ASSIGNMENT AGREEMENT .................................V EXHIBIT C — JOINT ISSUES AND REVERSE EARN OUT PAYMENT AGREEMENTV ARTICLE I PURCHASE AND SALE OF ASSETS, PURCHASE PRICE, ALLOCATION AND OTHER RELATED MATTERS ........................................................................................1 1.1 Purchase and Sale ................................................................................................................1 1.2 Purchase Price......................................................................................................................2 1.3 Payment of the Purchase Price.............................................................................................2 1.4 Assumed Liabilities .............................................................................................................2 1.5 Taxes ....................................................................................................................................2 1.6 Allocation.............................................................................................................................3 1.7 Customer Repurchase Obligations.......................................................................................4 ARTICLE II INTENTIONALLY DELETED............................................................................5 ARTICLE III CLOSING AND CLOSING DATE DELIVERIES ...........................................5 3.1 Closing. ................................................................................................................................5 3.2 Closing Deliveries by Seller. ...............................................................................................5 3.3 Closing Deliveries by Purchaser ..........................................................................................7 3.4 Cooperation..........................................................................................................................7 ARTICLE IV PRE-CLOSING COVENANTS...........................................................................7 4.1 Due Diligence Review .........................................................................................................7 4.2 Maintenance of Business; and Notice of Changes...............................................................8 4.3 Pending Closing ...................................................................................................................8 4.4 Consents.............................................................................................................................10 4.5 Permits. ..............................................................................................................................10 4.6 Bulk Sales Laws.................................................................................................................10 4.7 Tax Clearance Certificates .................................................................................................10 4.8 Employee Benefit Plans. ....................................................................................................11 4.9 Commercially Reasonable Efforts to Close.......................................................................11 ARTICLE V REPRESENTATIONS AND WARRANTIES OF SELLER AND THE PRINCIPALS ...............................................................................................................................11 5.1 Organization.......................................................................................................................12

ii 5.2 Authority; Capacity............................................................................................................12 5.3 No Violations and Consents...............................................................................................12 5.4 Brokers...............................................................................................................................13 5.5 Required Assets .................................................................................................................13 5.6 Related Party Transactions ................................................................................................13 5.7 Title to Purchased Assets ...................................................................................................13 5.8 Inventory ............................................................................................................................14 5.9 Product Warranties.............................................................................................................14 5.10 Condition of Assets............................................................................................................15 5.11 Litigation and Compliance with Laws ...............................................................................15 5.12 Intellectual Property...........................................................................................................15 5.13 Contracts ............................................................................................................................17 5.14 Financial Statements and Related Matters .........................................................................18 5.15 Subsequent Events .............................................................................................................19 5.16 Insurance ............................................................................................................................20 5.17 Licenses and Permits..........................................................................................................20 5.18 Environmental Matters.......................................................................................................20 5.19 Taxes ..................................................................................................................................22 5.20 Suppliers; Customers .........................................................................................................23 5.21 Employees and Employee Benefits ...................................................................................24 5.22 Real Property .....................................................................................................................28 5.23 Certain Payments ...............................................................................................................30 5.24 Accounts Payable...............................................................................................................30 5.25 Trade Programs..................................................................................................................30 5.26 Material Information; Full Disclosure ...............................................................................30 ARTICLE VI REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS OF SELLER........................................................................................................................................31 6.1 Authority ............................................................................................................................31 6.2 No Violations and Consents...............................................................................................31 6.3 Litigation............................................................................................................................31 6.4 Brokers...............................................................................................................................31 ARTICLE VII REPRESENTATIONS AND WARRANTIES OF PURCHASER ...............31 7.1 Due Incorporation ..............................................................................................................32 7.2 Authority ............................................................................................................................32 7.3 No Violations and Consents...............................................................................................32 7.4 Litigation............................................................................................................................32 7.5 Brokers...............................................................................................................................32 7.6 Bankruptcy.........................................................................................................................32 ARTICLE VIII CONDITIONS TO CLOSING APPLICABLE TO PURCHASER ............33 8.1 No Termination..................................................................................................................33 8.2 Accuracy of Representations and Warranties ....................................................................33

iii 8.3 Compliance with Obligations ............................................................................................33 8.4 No Material Adverse Change.............................................................................................33 8.5 Pending Actions; Statutes ..................................................................................................33 8.6 Required Consents .............................................................................................................34 8.7 Required Permits................................................................................................................34 8.8 Diligence ............................................................................................................................34 8.9 Environmental Reports ......................................................................................................34 8.10 Inventory and Rental Fleet.................................................................................................34 8.11 Termination of Related Party Transactions .......................................................................34 8.12 Employee Benefit Plans. ....................................................................................................34 8.13 Joint Issues and Reverse Earn Out Payment Agreement. ..................................................34 8.14 Canadian Purchase Agreement. .........................................................................................34 8.15 All Necessary Documents..................................................................................................35 ARTICLE IX CONDITIONS TO CLOSING APPLICABLE TO SELLER ........................35 9.1 No Termination..................................................................................................................35 9.2 Accuracy of Representations and Warranties ....................................................................35 9.3 Compliance with Obligations ............................................................................................35 9.4 Pending Actions; Statutes ..................................................................................................35 9.5 Joint Issues and Reverse Earn Out Payment Agreement. ..................................................35 9.6 Canadian Purchase Agreement. .........................................................................................36 9.7 All Necessary Documents..................................................................................................36 ARTICLE X TERMINATION...................................................................................................36 10.1 Termination........................................................................................................................36 10.2 Effect of Termination.........................................................................................................36 ARTICLE XI INDEMNIFICATION.........................................................................................37 11.1 Indemnification by Seller and the Principals .....................................................................37 11.2 Indemnification by the Shareholders of Seller...................................................................37 11.3 Indemnification by Purchaser ............................................................................................38 11.4 Claim Procedure/Notice of Claim......................................................................................38 11.5 Survival of Representations, Warranties and Covenants; Determination of Losses .........40 11.6 Exclusive Remedy .............................................................................................................41 11.7 Right of Set-Off and Withholding .....................................................................................41 ARTICLE XII EMPLOYEE MATTERS..................................................................................42 12.1 Seller’s Obligations............................................................................................................42 12.2 Purchaser’s Obligations. ....................................................................................................42 12.3 Seller’s Responsibilities.....................................................................................................42 12.4 Purchaser’s Responsibilities. .............................................................................................42 ARTICLE XIII GUARANTEE ..................................................................................................42

iv 13.1 Guarantee of Purchaser’s Obligations ...............................................................................42 13.2 Liability of Guarantor ........................................................................................................43 13.3 Expenses ............................................................................................................................43 ARTICLE XIV CERTAIN OTHER AGREEMENTS.............................................................43 14.1 Confidentiality ...................................................................................................................43 14.2 Post Closing Access to Records/Cooperation....................................................................44 14.3 Consents Not Obtained at Closing.....................................................................................44 14.4 Further Assurances.............................................................................................................45 14.5 Non-Competition ...............................................................................................................45 14.6 Tax Matters ........................................................................................................................46 14.7 Risk of Loss .......................................................................................................................47 14.8 Pre-Closing Loss................................................................................................................47 ARTICLE XV MISCELLANEOUS ..........................................................................................47 15.1 Cost and Expenses .............................................................................................................47 15.2 Entire Agreement ...............................................................................................................47 15.3 Counterparts .......................................................................................................................47 15.4 Assignment, Successors and Assigns ................................................................................47 15.5 Interpretation......................................................................................................................48 15.6 Reserved.............................................................................................................................48 15.7 Savings Clause ...................................................................................................................48 15.8 Headings ............................................................................................................................48 15.9 Governing Law ..................................................................................................................49 15.10 Disclosure Generally..........................................................................................................49 15.11 Press Releases and Public Announcements .......................................................................49 15.12 Currency.............................................................................................................................49 15.13 Survival ..............................................................................................................................49 15.14 Notices ...............................................................................................................................49 15.15 Submission to Jurisdiction; Venue.....................................................................................50 15.16 No Third-Party Beneficiary ...............................................................................................51

v Exhibit Index Exhibit A — Preliminary Allocation Schedule Exhibit B — Bill of Sale and Assignment Agreement Exhibit C — Joint Issues and Reverse Earn Out Payment Agreement

ASSET PURCHASE AGREEMENT This Asset Purchase Agreement is made and entered into as of February 29, 2016 (this “Agreement”), by and among Vactor Manufacturing Inc., an Illinois corporation (“Purchaser”), Federal Signal Corporation, a Delaware corporation (“Guarantor”), Joe Johnson Equipment (USA) Inc., a New York corporation (“Seller”), Joe Johnson, an individual resident of Ontario (“Joe”), Jeff Johnson, an individual resident of Ontario (“Jeff”), and Jamie Johnson, an individual resident of Ontario (“Jamie” and, collectively with Joe and Jeff, the “Principals”), and 2019185 Ontario Inc., an Ontario corporation (collectively with the Principals, the “Shareholders of Seller”). RECITALS: WHEREAS, Seller is engaged in the business of selling, renting, leasing and servicing new and used specialty vehicles, construction and maintenance equipment and parts such as sewer and street maintenance equipment, hydro excavation, Department of Transportation and Transport Canada compliant and other industrial vacuum equipment, snow and ice control equipment, refuse and recycling equipment, and indoor recreational ice products (collectively the “Business”); WHEREAS, Seller desires to sell the Business and substantially all of the assets and properties of Seller, and Purchaser desires to acquire the Business and substantially all of the assets and properties of Seller, on the terms and subject to the conditions hereinafter set forth; WHEREAS, Joe Johnson Equipment Inc., an Ontario corporation (“JJE”), FST Canada Inc., an Ontario corporation (“FST”), the Principals and certain other parties thereto have entered into an Asset and Share Purchase Agreement, dated as of the date hereof (the “Canadian Purchase Agreement”), pursuant to which JJE will sell, and FST will purchase, substantially all of the assets and properties of JJE; and WHEREAS, each term defined in the first paragraph and recitals shall have the meaning set forth above whenever used herein, unless otherwise expressly provided or defined in Annex I, and each other defined term shall have the meaning given thereto in Annex I. NOW, THEREFORE, in consideration of the foregoing recitals, the representations, warranties and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I PURCHASE AND SALE OF ASSETS, PURCHASE PRICE, ALLOCATION AND OTHER RELATED MATTERS 1.1 Purchase and Sale. On and subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from Seller, and Seller agrees to sell, assign, convey, transfer and deliver at the Closing for the consideration specified in Section 1.2 to Purchaser, all of the Purchased Assets, free and clear of any Liens, other than Permitted Liens.

- 2 - 1.2 Purchase Price. The purchase price (the “Purchase Price”), payable by Purchaser to Seller for the Purchased Assets and the rights and benefits conferred herein shall be: $31,500,000, payable in accordance with Section 1.3 and as adjusted in accordance with this Agreement and the Joint Issues and Reverse Earn Out Payment Agreement. 1.3 Payment of the Purchase Price. The Purchase Price shall be payable as follows: (a) On the Closing Date, Purchaser shall pay to Seller an amount equal to (i) the Purchase Price, minus (ii) the Payoff Amounts (the “Closing Purchase Price”). The Closing Purchase Price shall be paid by Purchaser by wire transfer of immediately available funds to such accounts as designated in writing to Purchaser by Seller prior to the Closing. (b) The Payoff Amounts shall be paid by wire transfer of immediately available funds by Purchaser, on behalf of Seller, to such lenders and other creditors in accordance with the payoff letters provided by such lenders and creditors. 1.4 Assumed Liabilities. (a) As additional consideration for the purchase of the Purchased Assets, Purchaser shall, at the Closing, by its execution and delivery of the Bill of Sale and Assignment Agreement, assume, agree to perform, and in due course pay and discharge, only the following Liabilities of Seller relating to the Business (collectively, the “Assumed Liabilities”): (i) the Liabilities of Seller reflected on the Final Closing Balance Sheet settled pursuant to Section 5.3 of the Joint Issues and Reverse Earn Out Payment Agreement, but only to the extent of the monetary amount of such Liabilities so reflected and included in the determination of the Net Working Capital, but for greater certainty excluding the Intercompany Accounts; (ii) the Liabilities of Seller arising after and in respect of the period after the Closing Date under the Transferred Contracts; provided, however, Purchaser is not assuming any Liabilities of Seller in respect of a breach of or default under, or any noncompliance with Laws with respect to, any Transferred Contract that occurs prior to the Closing; and (iii) the Assumed Employee Liabilities. (b) Purchaser shall not assume, be deemed to assume, or otherwise have any responsibility or obligation for any Liabilities other than the Assumed Liabilities, and Seller shall continue to be responsible for all other Liabilities related to Seller or the Business, including Retained Liabilities. 1.5 Taxes. Purchaser shall be responsible for and pay all Taxes payable upon or in connection with the conveyance or transfer of the Purchased Assets by Seller to Purchaser; provided, that Seller shall, on reasonable request, cooperate with Purchaser to obtain resale status

- 3 - or other favorable treatment with respect to Taxes payable upon or in connection with such conveyance or transfer. 1.6 Allocation. (a) Exhibit A sets forth an allocation of the Purchase Price (and all relevant Assumed Liabilities and other relevant items) among the Purchased Assets (the “Preliminary Allocation Schedule”). The Preliminary Allocation Schedule shall be dated or updated, in either instance in a manner mutually acceptable to Seller and Purchaser, as of a date not more than five (5) Business Days prior to the Closing Date. Within thirty (30) days after the final determination of the Final Closing Balance Sheet, Purchaser shall provide Seller a schedule allocating the Purchase Price (and all relevant Assumed Liabilities and other relevant items) among the Purchased Assets (the “Purchase Price Allocation Schedule”) in a manner consistent with the previously approved Preliminary Allocation Schedule. The Preliminary Allocation Schedule and the Purchase Price Allocation Schedule shall be prepared in accordance with the methodologies set forth on Exhibit A. If Seller disagrees with Purchaser’s Purchase Price Allocation Schedule, Seller shall provide notice (the “Allocation Dispute Notice”) to Purchaser within ten (10) Business Days of the receipt of the Purchase Price Allocation Schedule and Purchaser and Seller shall use commercially reasonable efforts to resolve their differences. (b) If Purchaser and Seller fail to agree on an allocation of the Purchase Price within 30 days after Purchaser receives the Allocation Dispute Notice, then Seller and Purchaser shall jointly submit the disputed matter(s) to KPMG LLP or another mutually acceptable nationally recognized independent accounting firm (the “Independent Auditor”). Seller and Purchaser will furnish, or cause to be furnished, to the Independent Auditor such work papers, documentation and other reports and information relating to the disputed matter(s) as the Independent Auditor may request or as either of them believes relevant and each of Seller and Purchaser shall be afforded the opportunity to discuss the disputed matter(s) with the Independent Auditor. The Independent Auditor shall make the final determination (the “Auditor’s Allocation Determination”) (A) in reliance upon supporting documentation provided to the Independent Auditor by the parties hereto within 20 Business Days of submission of the disputed matter(s) to the Independent Auditor, (B) in writing, (C) available to the Parties as soon as practicable after the disputed items(s) have been referred to the Independent Auditor, and (D) absent manifest error and subject to the following sentence, nonappealable and incontestable by the parties hereto and each of their respective Affiliates and successors and not subject to collateral attack for any reason. Any fees and expenses of the Independent Auditor incurred in resolving the disputed matter(s) pursuant to this Section 1.6(b) shall be borne equally by Purchaser, on the one hand, and Seller, on the other hand. (c) Purchaser and Seller shall report the transactions for Tax purposes consistent with the Purchase Price Allocation Schedule, as finally determined, or the Auditor’s Allocation Determination, as applicable. To the extent there are any adjustments to the Purchase Price or Assumed Liabilities, including but not limited to, pursuant to the Joint Issues and Reverse Earn Out Payment Agreement, the parties shall make appropriate adjustments to the Purchase Price Allocation Schedule, as finally determined, or the Auditor’s Allocation Determination, as applicable, to reflect such changes.

- 4 - 1.7 Customer Repurchase Obligations. (a) If, after the Closing Date, Purchaser is obligated to satisfy a Customer Repurchase Obligation that existed as of the Closing Date with respect to a customer of the Business, Purchaser shall promptly provide Seller written notice of the applicable customer’s exercise of the Customer Repurchase Obligation (each such notice, a “Customer Repurchase Notice”). Each Customer Repurchase Notice shall: (i) identify the applicable Transferred Contract, if any, the equipment subject to such Customer Repurchase Obligation (the “Repurchased Unit”) and the amount Purchaser reasonably expects to incur with respect to the Customer Repurchase Obligation; and (ii) state whether Purchaser intends to (A) retain such Repurchased Unit or (B) hold it for resale in accordance with Section 1.7(b) below. If Purchaser elects to retain such Repurchased Unit, then none of Purchaser, Seller or the Principals shall have any further obligation under this Section 1.7 with respect to such Customer Repurchase Obligation or such Repurchased Unit. (b) If Purchaser elects to hold a Repurchased Unit for resale, then Purchaser shall use commercially reasonable efforts to sell each such Repurchased Unit; provided, that Purchaser may, but is not obligated to, incur reasonable costs in connection with readying the Repurchased Unit for resale, including, but not limited to, costs of repair, refurbishment, maintenance and updating (collectively, “Refurbishing Costs”). (c) Beginning with the third anniversary of the Closing Date and for each anniversary of the Closing Date thereafter until there are no further Customer Repurchase Obligations outstanding, and no further amounts owing to Purchaser which may become Customer Repurchase Recovery Amounts, Purchaser shall prepare a calculation of the Net Customer Repurchase Obligation (each, a “Repurchase Calculation”) for the applicable measurement period specified in this Section 1.7(c). The initial Repurchase Calculation shall set forth the Net Customer Repurchase Obligation for the period beginning on the Closing Date and ending on the third anniversary thereof, and each subsequent Repurchase Calculation shall set forth the Net Customer Repurchase Obligation for the 12-month period beginning on the prior anniversary of the Closing Date. Purchaser shall deliver to Seller each Repurchase Calculation as soon as practicable following the applicable anniversary date, but, in any event, not later than 60 days after such anniversary date. (d) Seller shall have 30 days to review each Repurchase Calculation. For the purposes of this review, Purchaser shall permit Seller and its authorized representatives to examine all working papers, schedules, accounting books and records and other documents and information used or prepared by Purchaser in connection with the preparation of the Repurchase Calculation. Seller may dispute any of the items in the Repurchase Calculation by written notice (a “CRO Objection Notice”) to Purchaser within the 30-day period. If Seller has not delivered a CRO Objection Notice to Purchaser within the 30-day period, Seller shall be deemed to have accepted the Repurchase Calculation. If Seller delivers a CRO Objection Notice, Seller and Purchaser shall work expeditiously and in good faith in an attempt to resolve all of the items in dispute within 15 days of receipt of the CRO Objection Notice. If all items in dispute are not resolved within this 15-day period, the matter will be referred to the Independent Auditor in accordance with the terms of Section 1.6, mutatis mutandis, to resolve the remaining items in dispute.

- 5 - (e) The Purchase Price is to be adjusted in accordance with this Section 1.7(e) by the amount of the Net Customer Repurchase Obligation for each applicable measurement period, as finally determined pursuant to Section 1.7(d). If the Net Customer Repurchase Obligation for a measurement period is expressed as a positive number, Seller shall pay the amount of such Net Customer Repurchase Obligation to Purchaser within ten Business Days of the final determination of such Net Customer Repurchase Obligation; provided, that Purchaser may elect, in its sole discretion, to setoff the amount of the Net Customer Repurchase Obligation against the then Applicable CRO Holdback Amount in accordance with the Joint Issues and Reverse Earn Out Payment Agreement. If the Net Customer Repurchase Obligation for a measurement period is expressed as a negative number, Purchaser shall pay the amount of such Net Customer Repurchase Obligation to Seller within ten Business Days of the final determination of such Net Customer Repurchase Obligation. ARTICLE II INTENTIONALLY DELETED ARTICLE III CLOSING AND CLOSING DATE DELIVERIES 3.1 Closing. The term “Closing” as used herein shall refer to the actual conveyance, transfer, assignment and delivery of the Purchased Assets to Purchaser in exchange for the Closing Purchase Price delivered to Seller pursuant to Section 1.3(a). The Closing shall take place at the offices of DLA Piper (Canada) LLP in Toronto, Ontario on the Closing Date or as soon as reasonably practicable following the satisfaction or waiver of all conditions to the obligations of Seller and Purchaser to consummate the transactions contemplated hereby (other than conditions with respect to actions Seller or Purchaser will take at the Closing itself) or at such other place and time as is mutually agreed to in writing by Seller and Purchaser or by electronic exchange of documents. The Closing shall be deemed to occur at the Effective Time. 3.2 Closing Deliveries by Seller. At the Closing, Seller and, as applicable, the Shareholders of Seller, shall deliver to Purchaser: (a) The Bill of Sale, Assignment and Assumption Agreement, substantially in the form of Exhibit B (the “Bill of Sale and Assignment Agreement”), executed by Seller, together with all such other bills of sale (including specific title documents and bills of sale for each of the vehicles), lease assignments and estoppel certificates from landlords, assignments of all Purchased Intellectual Property, contract assignments and other documents and instruments of sale, assignment, conveyance, transfer and assumption, as Purchaser may reasonably deem necessary or desirable; (b) A certificate of the Secretary or President of Seller certifying as to: (i) the certificate of incorporation and bylaws of Seller, and (ii) resolutions of the board of directors and shareholders of Seller authorizing and approving the execution, delivery and performance by Seller of this Agreement and any agreements, instruments, certificates or other documents executed by Seller pursuant to this Agreement;

- 6 - (c) A certificate of good standing of each jurisdiction set forth in Section 5.1 of the Disclosure Schedule, in each case as of a date not earlier than five (5) days prior to the Closing Date, as to Seller’s good standing, existence, or similar status under the Laws of such jurisdiction, and foreign qualification of Seller in each such jurisdiction; (d) Evidence reasonably satisfactory to Purchaser that all Liens identified in Section 5.7(a) of the Disclosure Schedule have been or will be at the Closing terminated and released in their entirety and that any Indebtedness related thereto has been satisfied in full at or prior to the Closing; (e) Evidence reasonably satisfactory to Purchaser that the Purchased Assets are conveyed free of any Liens in connection therewith, and that Purchaser is released from any claim associated therewith; (f) One or more payoff letters, drafts of which shall have been delivered to Purchaser at least three (3) days prior to the Closing Date, executed by the lenders or other creditors of Seller setting forth all amounts (including principal, accrued but unpaid interest and penalties) necessary to be paid to such lenders and other creditors to obtain title to the Purchased Assets free and clear of all Liens (the “Payoff Amounts”); provided that, Payoff Amounts shall not include obligations or liabilities of Seller under the Transferred Contracts or which are otherwise included in the Assumed Liabilities and that Section 3.2(f) of the Disclosure Schedule contains a list of the lenders or other creditors of Seller setting forth all amounts (including principal, accrued but unpaid interest and penalties) owed as of January 31, 2016; (g) The consents, authorizations and approvals of the Governmental Authorities and other Persons required to be set forth in Section 5.3(b) of the Disclosure Schedule; (h) Canadian Purchase Agreement and closing documents contemplated therein executed by all parties thereto; (i) The Joint Issues and Reverse Earn Out Payment Agreement, substantially in the form of Exhibit C (provided, that Exhibit C to the Joint Issues and Reverse Earn Out Payment Agreement shall be finalized by the parties prior to execution), executed by all parties thereto; (j) A certificate pursuant to Treasury Regulations Section 1.1445-2(b), executed by Seller and dated the Closing Date, certifying that Seller is not a foreign person within meaning of Section 1445 of the Code; (k) A certificate, executed by Seller and dated the Closing Date, certifying as to Seller’s satisfaction of the conditions set forth in Sections 8.2 and 8.3; (l) Evidence of the transfer of all domain names set forth in Section 5.12(a) of the Disclosure Schedule to Purchaser; and (m) Such other documents as Purchaser may reasonably request to carry out the purposes of this Agreement.

- 7 - Simultaneously with such deliveries, Seller shall take such steps as are required to put Purchaser in actual possession and operating control of the Purchased Assets. 3.3 Closing Deliveries by Purchaser. At the Closing, Purchaser shall deliver to Seller: (a) The payments to be delivered by Purchaser pursuant to Section 1.3(a); (b) Evidence of the wire transfer of the payments contemplated by Section 1.3(b); (c) A certificate of the Secretary or an Assistant Secretary of Purchaser certifying as to resolutions of the board of directors of Purchaser authorizing and approving the execution, delivery and performance by Purchaser of this Agreement and any agreements, instruments, certificates or other documents executed by Purchaser pursuant to this Agreement; (d) The Bill of Sale and Assignment Agreement, executed by Purchaser, reflecting the assumption of the Liabilities set forth in Section 1.4(a), together with all such other bills of sale, lease assignments, assignments of all Purchased Intellectual Property, contract assignments and other documents and instruments of sale, assignment, conveyance, transfer and assumption, as Seller may reasonably deem necessary or desirable; (e) Canadian Purchase Agreement and closing documents contemplated therein executed by all parties thereto; (f) The Joint Issues and Reverse Earn Out Payment Agreement, substantially in the form of Exhibit C (provided, that Exhibit C to the Joint Issues and Reverse Earn Out Payment Agreement shall be finalized by the parties prior to execution), executed by all parties thereto; (g) A certificate, executed by Purchaser and dated the Closing Date, certifying as to Purchasers’ satisfaction of the conditions set forth in Sections 9.2 and 9.3; and (h) Such other documents as Seller may reasonably request to carry out the purposes of this Agreement. 3.4 Cooperation. Seller and Purchaser shall, on reasonable request, on and after the Closing Date, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and/or instruments and doing any and all such other things as may be reasonably required by the parties to consummate or otherwise implement the transactions contemplated by this Agreement. ARTICLE IV PRE-CLOSING COVENANTS 4.1 Due Diligence Review. Seller shall, upon reasonable notice and at reasonable times prior to the Closing, make the personnel, properties, assets, books and records, including supplier and customer lists, receivables records, equipment lists, accountants’ work

- 8 - papers and reports, real estate and environmental records and reports, personnel records and all agreements, pertaining to the Business available for examination, inspection and review by Purchaser and its representatives. As part of such examination, Purchaser may make such inquiries of such Persons having a relationship with the Business, including Employees, customers and vendors of the Business, as Purchaser shall reasonably determine, upon reasonable notice to Seller. No such examination, inspection or review by Purchaser or its representatives shall in any way affect, diminish or terminate any of the representations, warranties or covenants of Seller expressed in this Agreement. 4.2 Maintenance of Business; and Notice of Changes. (a) Pending the Closing, Seller shall use commercially reasonable efforts to preserve and protect the goodwill, rights, properties and assets of the Business, and to preserve and protect each relationship with its Employees, creditors, suppliers, customers and others having business relationships with Seller that relate to the Business. (b) Seller shall give Purchaser prompt notice of any Material Adverse Change which has occurred or reasonably could be expected to occur between the date hereof and the Closing Date. 4.3 Pending Closing. Without limiting the generality of Section 4.2(a), pending the Closing, Seller shall, except as set forth in Section 4.3 of the Disclosure Schedule: (a) conduct and carry on the Business only in the Ordinary Course; (b) not purchase, sell, assign, lease, hypothec, pledge or otherwise acquire or dispose of any properties or assets of, or related or used, or otherwise material to, the Business, except for Inventory and supplies purchased, sold or otherwise disposed of in the Ordinary Course; (c) not suffer or permit the creation of any Lien upon any of the Purchased Assets except for any Lien created with respect to Indebtedness pursuant to Seller’s existing credit facilities on the date hereof and disclosed in Section 5.14(c) of the Disclosure Schedule; (d) not waive, release or cancel any material claims against third parties or debts owing to them, or any rights which have any value in connection with the Business; (e) keep all tangible personal property used in the operation of the Business and constituting part of the Purchased Assets in good working order and repair, and replace any Purchased Asset which shall be worn out, lost, stolen or destroyed, in each case having regard to the Ordinary Course practices of Seller; (f) other than (i) as required pursuant to the Contracts set out in Section 4.3(f) of the Disclosure Schedule; and (ii) Contracts required to fulfill binding sales obligations to its customers or contractual commitments listed in the Disclosure Schedules, not enter into, or become obligated under, any Contract with respect to, or in any way affecting, the Business other than Contracts in the Ordinary Course, provided that where individually the stated obligations

- 9 - under or value of any such Contract exceeds, or have maximum obligations or value that exceed, $25,000, such Contract shall only be entered into with Purchaser Consent, not to be unreasonably withheld or delayed; (g) not change, amend, terminate or otherwise modify any agreement or contract with Affiliates and, except in the Ordinary Course, any Transferred Contract or Permit; (h) maintain in full force and effect with respect to the Business, policies of insurance of the same type, character and coverage as the policies currently carried and described in Section 5.16 of the Disclosure Schedule; (i) refrain from doing any act or omitting to do any act, or permitting any act or omission to act, which will cause a material breach of any Transferred Contract; (j) not hire any Employees or independent contractors or terminate the employment of any current Employees or independent contractors, other than with Purchaser Consent, not to be unreasonably withheld or delayed; (k) not alter any term or condition of employment of the Employees or term or condition of engagement of any independent contractor; (l) not make any changes in Seller’s accounting systems, policies, principles or practices; (m) not make any loans, advances or capital contributions to, or investments in, any other Person, except in the Ordinary Course; (n) other than: (i) as required pursuant to the Contracts set out in Section 4.3(n) of the Disclosure Schedule; or (ii) with Purchaser Consent not to be unreasonably withheld or delayed, not authorize or make any capital expenditures in connection with, or in any way affecting, the Business which individually or in the aggregate would result in more than $25,000 of unfunded commitments with respect thereto as of the Closing; (o) not authorize or make additions to the Rental Fleet without Purchaser Consent, not to be unreasonably withheld or delayed; (p) not change its historical practice with respect to the payment of current Liabilities, the collection of Accounts Receivable, or the granting of terms and conditions of sale in connection with the Business; (q) duly comply in all material respects with all Laws, including Environmental Laws and Employment Laws, applicable to the Business or the Purchased Assets or as may be required for the valid and effective transfer and assignment of the Purchased Assets; (r) (i) not (and it will use its best efforts to ensure that its officers, directors, Employees, agents, managers, agents, advisors and Affiliates (collectively, the “Representatives”) do not on its behalf), solicit, initiate, pursue or encourage (by way of

- 10 - furnishing information or otherwise) any inquiries or proposals, or enter into any discussions, negotiations or agreements (whether preliminary or definitive) with any Person (other than discussions with Purchaser or its Representatives), contemplating or providing for any merger, acquisition, purchase or sale of equity or all or any material part of the assets or any business combination or change in control of the Business (any thereof, an “Alternative Proposal”); (ii) deal exclusively with Purchaser with respect to the sale of the Business and the Purchased Assets; and (iii) notify Purchaser promptly upon receipt by Seller (or any of its Representatives) of any Alternative Proposal or any request for nonpublic information in connection with any potential Alternative Proposal or for access to the properties, books or records of the Business by any person or entity that informs Seller that it is considering, or has made, an Alternative Proposal; (s) (i) duly maintain all the Purchased Intellectual Property, and with respect to each item of pending, issued, or registered Purchased Intellectual Property, use commercially reasonable efforts to prosecute and not allow abandonment of such item of Purchased Intellectual Property having regard to the value and utility of the relevant Purchased Intellectual Property, and (ii) not license any Purchased Intellectual Property without Purchaser Consent; (t) not enter into any Contract that restricts the operation of the Business anywhere in the world; and (u) not agree to do any of the items prohibited by the foregoing. 4.4 Consents. Pending the Closing Date, Seller shall proceed with all reasonable diligence and use all commercially reasonable efforts to obtain the written consent, authorization or approval to the consummation of this Agreement from all necessary Persons. 4.5 Permits. Pending the Closing Date, Purchaser shall use commercially reasonable efforts to obtain those Permits (other than the Permits set forth on Section 4.5 of the Disclosure Schedule) necessary for Purchaser to operate the Business in substantially the same manner as operated by Seller prior to the Closing. 4.6 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Purchaser; it being understood that any Liabilities arising out of the failure of Seller to comply with the requirements and provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction which would not otherwise constitute Assumed Liabilities shall be treated as Retained Liabilities. Purchaser acknowledges receipt of New York Department of Taxation and Finance form TP-153. 4.7 Tax Clearance Certificates. If requested by Purchaser, Seller shall notify all of the taxing authorities in the jurisdictions that impose Taxes on Seller or where Seller has a duty to file Tax Returns of the transactions contemplated by this Agreement in the form and manner required by such taxing authorities, if the failure to make such notifications or receive any available tax clearance certificate could subject Purchaser to any Taxes of Seller. If any taxing authority asserts that Seller is liable for any Tax, Seller shall promptly pay any and all

- 11 - such amounts and shall provide evidence to Purchaser that such liabilities have been paid in full or otherwise satisfied. 4.8 Employee Benefit Plans. Pending the Closing Date, Purchaser shall use commercially reasonable efforts to obtain employee benefit plan coverage for the Employees and the New Employees that accept offers of employment from Purchaser. 4.9 Commercially Reasonable Efforts to Close. (a) Subject to the terms and conditions hereof, each party hereto covenants and agrees to use all commercially reasonable efforts to consummate the transactions contemplated hereby and will fully cooperate with the other parties hereto for such purpose. (b) Each party agrees to immediately notify the other parties of any event, fact or circumstance of which such first party becomes aware that could reasonably be expected to result in the failure of a condition set forth in Article VIII or Article IX to be satisfied prior to the Closing Date and, if such condition is curable, to allow the applicable party a reasonable opportunity to satisfy such condition. ARTICLE V REPRESENTATIONS AND WARRANTIES OF SELLER AND THE PRINCIPALS Seller and each of the Principals, jointly and severally, represent and warrant to Purchaser (which representations and warranties shall survive the Closing as provided in Section 11.5), subject to the matters set forth in the Disclosure Schedule, that the statements contained in this Article V are true and correct as of the date of this Agreement and will be true and correct as of the Closing Date (as though then made and as though the Closing Date were substituted for the date of this Agreement, except to the extent any representation or warranty speaks as of an earlier date). From time to time on or before the Closing Date, Seller shall, deliver written notice to Purchaser (an “Update Notice”) to reflect any change, fact, circumstance, occurrence or event (collectively, “Change”): (a) that may constitute a breach of any covenant or agreement of Seller or any Shareholders of Seller or may constitute a breach of any representation or warranty of Seller and the Principals if such representation or warranty were made on the date of the occurrence or discovery of such Change or the Closing Date; or (b) in the case of any representations or warranties made to the Knowledge of Seller, which occurred prior to the date of this Agreement but of which Seller first acquires Knowledge after the date of this Agreement, in each case, together with any additions, supplements, or modifications necessary to make the information set forth in the Schedules true, accurate, and complete in all respects as soon as practicable after such information is available to Seller. Neither the Update Notice nor any disclosure after the date hereof of the untruth of any representation or warranty made in this Agreement or delivery of an updated Schedule shall operate as a cure of the failure to disclose the information, or as a cure of any representation or warranty made herein; and determination of any liability for breach of representations or warranties either at signing or at Closing shall be made without reference to any supplements and with reference only to the Schedules as they stand on the date of this Agreement. For the avoidance of doubt, the applicable limitations set

- 12 - forth in Article XI shall apply to any claim for indemnification after the Closing with respect to a Change for which an Update Notice has been delivered pursuant to this paragraph. 5.1 Organization. Seller is a corporation duly formed and validly existing under the Laws of New York. Seller is not required to be qualified as a foreign corporation in any jurisdiction, other than in the jurisdictions set forth in Section 5.1 of the Disclosure Schedule, and Seller is so qualified and in good standing therein. Seller has all requisite power and authority to carry on the Business and to own, lease and use the assets and properties owned, leased and used by it, including the Purchased Assets. Seller has furnished to Purchaser correct and complete copies of its certificate of incorporation and bylaws, each as currently in effect. Seller is not in violation of any provision of such incorporation or governing documents. Other than as set forth in Section 5.1 of the Disclosure Schedule, Seller does not hold or beneficially own any direct or indirect interest in any Person, or any subscriptions, options, warrants, rights, calls, convertible securities or other agreements or commitments for any interest in any Person. No Person, other than the Shareholders of Seller, Chen Hui and Jason Hannah, holds or beneficially owns any direct or indirect interest in Seller, or any subscriptions, options, warrants, rights, calls, convertible securities or other agreements or commitments for any interest in Seller. 5.2 Authority; Capacity. Seller (a) has the right and power to enter into, and perform its obligations under this Agreement and each other agreement delivered in connection herewith to which it is a party and (b) has taken all requisite action to authorize (i) the execution, delivery and performance of this Agreement and each such other agreement delivered in connection herewith to which it is a party and (ii) the consummation of the sale of the Purchased Assets and other transactions contemplated by this Agreement and each such other agreement delivered in connection herewith to which it is a party. This Agreement has been duly executed and delivered by Seller and is binding upon, and legally enforceable against, Seller in accordance with its terms. 5.3 No Violations and Consents. (a) Except as set forth in Section 5.3(a) of the Disclosure Schedule, neither the execution, delivery and performance of this Agreement or any other agreement delivered in connection herewith by Seller, nor the consummation of the sale of the Purchased Assets or any other transaction contemplated by this Agreement or any other agreement delivered in connection herewith by Seller, does or will, after the giving of notice, or the lapse of time, or otherwise, (i) conflict with, result in a breach of, or constitute a default under, the incorporation or governing documents of Seller, any Law or Order, or any Permit or Contract, including any Transferred Contract, to which Seller is a party or by which Seller or any of the Purchased Assets are subject or bound; (ii) result in the creation of any Lien or other adverse interest upon any of the Purchased Assets; (iii) terminate, amend or modify, or give any party the right to terminate, amend, modify, abandon, or refuse to perform, any Transferred Contract or plan related to the Business to which Seller is a party; or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, any duties or obligations are to be performed, or any rights or benefits are to be received, under any Transferred Contract or plan related to the Business to which Seller is a party.

- 13 - (b) Except as set forth in Section 5.3(b) of the Disclosure Schedule, no consent, authorization or approval of, filing or registration with or giving of notice to, any Governmental Authority or any other Person is necessary in connection with the execution, delivery and performance by Seller of this Agreement or of any other agreement delivered in connection herewith by Seller or in connection with the consummation of the transactions contemplated hereby or by any other agreement delivered in connection herewith by Seller. 5.4 Brokers. Except as set forth in Section 5.4 of the Disclosure Schedule, Seller has no Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement. 5.5 Required Assets. All of the rights, properties and assets utilized or required in connection with owning and operating the Business as presently conducted by Seller are (a) either owned by Seller or licensed or leased to Seller under one of the Transferred Contracts, and (b) included in the Purchased Assets. 5.6 Related Party Transactions. Except as set forth in Section 5.6 of the Disclosure Schedule, (a) neither Seller nor any of its Affiliates, directors or officers own five percent (5%) or more of any class of securities of, or have an equity interest of five percent (5%) or more in, any Person which has any business relationship (as lessor, supplier, customer, consultant or otherwise) with the Business; (b) no Affiliate of Seller, and no director or officer, or management Employee of Seller (i) other than with respect to ownership of capital stock of Seller, owns, or has any interest in, the Purchased Assets or any right, property or asset which is utilized or required by Seller in connection with owning or operating the Business; (ii) has any other business relationship (as lessor, supplier, customer, consultant or otherwise) with the Business; (iii) has any claim or cause of action against the Business or Seller; (iv) is a competitor of the Business, or (v) to the Knowledge of Seller (A) serves as an officer or director, or in another similar capacity, of any Person whose business competes with the Business or any Person that is a party to any Transferred Contract, or (B) owns directly or indirectly on an individual or joint basis (other than through beneficial ownership of less than five percent (5%) of the outstanding securities of a publicly traded company) any interests in any Person whose business competes with the Business or any other Person that is a party to any Transferred Contract. 5.7 Title to Purchased Assets. (a) Except as set forth in Section 5.7(a) of the Disclosure Schedule, Seller has good and transferable title to, or a valid leasehold interest in, all of the Purchased Assets, free and clear of any Liens, other than Permitted Liens. (b) At the Closing, Seller shall, subject to the receipt of the Purchase Price pursuant to Section 1.3 and the other terms and conditions set forth herein, sell, assign, convey, transfer and deliver to Purchaser good and valid title to, or a valid leasehold interest in, all of the Purchased Assets, free and clear of any Liens, other than Permitted Liens. (c) Section 5.7(c) of the Disclosure Schedule sets forth an accurate and complete list of the Accounts Receivable as of December 31, 2015, and such Accounts

- 14 - Receivable have arisen from bona fide transactions and represent arm’s length sales made in the Ordinary Course to Persons that are not Affiliates of Seller and, to the extent not previously collected, are fully collectible, net of the allowance for doubtful accounts (on an aggregate basis), in the Ordinary Course and assuming that the methods of collection practices and procedures used in collection of the Accounts Receivable are consistent with those historically used by Seller. Except as set forth in Section 5.7(c) of the Disclosure Schedule, none of such Accounts Receivable is or will be at the Closing Date subject to any valid counterclaim or set off other than credits, returns and allowances arising in the Ordinary Course. The reserves, allowances and discounts with respect to such Accounts Receivable reflected on the Disclosure Schedule were and are adequate and consistent in extent with reserves, allowances and discounts previously maintained by Seller in the Ordinary Course. Except as set forth in Section 5.7(c) of the Disclosure Schedule, no Person has any Lien on any such Accounts Receivable or any part thereof, and no material agreement for deduction, free goods, discount or other deferred price or quantity adjustment has been made with respect to any such Accounts Receivable. (d) Section 5.7(d) of the Disclosure Schedule sets forth an accurate and complete list of the Prepaids as of December 31, 2015. (e) Section 5.7(e) of the Disclosure Schedule sets forth an accurate and complete list of: (i) Seller’s Rental Fleet and other tangible personal property of Seller as of December 31, 2015; and (ii) certain Retained Assets under the heading “Retained Assets”. 5.8 Inventory. Section 5.8 of the Disclosure Schedule sets forth an accurate and complete list of the Inventory of the Business as of February 7, 2016. The Inventory of the Business is of good and merchantable material, of a quality and quantity usable or saleable in the Ordinary Course, is fit for its intended purpose and is not, in any material respect, adulterated, misbranded, or mislabeled within the meaning of, or in violation of, any applicable Laws, and is carried on the books and records of Seller in accordance with ASPE applied consistently with the Financial Statements. The Inventory of the Business consisting of finished goods meets all contractual requirements and all requirements of any Governmental Authorities having jurisdiction thereof. Items of such inventory which are not of a quality usable and saleable in the Ordinary Course have been written down to net realizable value. 5.9 Product Warranties. (a) Other than normal claims and returns of products of the Business in the Ordinary Course and consistent with historical levels, no claims of a customer, Governmental Authority or other Person based upon any alleged defects or unsuitability for its intended use of any of such products are presently pending or, to Seller’s Knowledge, anticipated. Seller has not given or made any warranties to third parties with respect to any products sold by the Business, except for warranties arising by operation of law or as described in Section 5.9(a) of the Disclosure Schedule. There has not been any product recall, voluntary withdrawal, post-sale warning or similar action conducted with respect to any product leased, shipped, delivered or sold by the Business, or any investigation or consideration of, or decision made by Seller concerning whether or not to undertake any of the foregoing nor, to Seller’s Knowledge, is there a basis for any such recall.

- 15 - (b) Section 5.9(b) of the Disclosure Schedule sets forth a complete and accurate summary of the Business’s customers’ product return activity relating to guaranteed returns, and the dollar value thereof, during the past three (3) years with respect to any product sold, distributed or manufactured by the Business. 5.10 Condition of Assets. Except as set forth in Section 5.10 of the Disclosure Schedule, each item of the Rental Fleet and other material tangible personal property included in the Purchased Assets is in good operating condition and repair (ordinary wear and tear excepted), and is suitable for immediate use in the Ordinary Course. 5.11 Litigation and Compliance with Laws. (a) Except as set forth in Section 5.11 of the Disclosure Schedule, in the past five (5) years there has been no Action pending or, to Seller’s Knowledge, threatened against or affecting Seller in connection with the Business, or any of the Purchased Assets or Seller’s right to own the Purchased Assets or operate the Business, nor has Seller at any time entered into any material settlement agreement in connection with any of the Purchased Assets or Seller’s right to own the Purchased Assets or operate the Business; and, to Seller’s Knowledge, there are no facts or contemplated events which may reasonably be expected to give rise to any such Action. Seller is not subject to any Order affecting the Business or any part of the Purchased Assets. (b) Seller has complied: (i) in all material respects with all applicable Laws; and (ii) with the Foreign Corrupt Practices Act, 15 U.S.C. 78dd-1 et seq. and all applicable Laws relating to privacy, data protection and the collection, retention, protection and use of personal information collected, used or held for use by Seller; and no Action or notice has been filed or commenced against Seller alleging any failure so to comply (c) There are no Actions pending or, to Seller’s Knowledge, threatened against Seller with respect to this Agreement, or in connection with the transactions contemplated hereby. 5.12 Intellectual Property. (a) Section 5.12(a) of the Disclosure Schedule sets forth an accurate and complete schedule of the Owned Intellectual Property and the Licensed Intellectual Property (the “Purchased Intellectual Property”). (b) As of the Closing Date, Seller owns, or validly licenses or otherwise possesses valid rights to use, each item of Purchased Intellectual Property in the jurisdictions in which the Business operates. The Purchased Intellectual Property is sufficient to operate the Business as presently operated as of the Closing.

- 16 - (c) Except as set forth in Section 5.12(c) of the Disclosure Schedule, with respect to each item of Owned Intellectual Property: (i) Seller possesses, in respect of the jurisdictions in which the Business operates, exclusive right, title and interest in and to the item, free and clear of any Lien, other than Permitted Liens; (ii) the item is not subject to any outstanding Order, past due payment, decision or agreement in any restricting manner, including restricting the transfer, commercialization, enforcement or licensing thereof; (iii) no legal or administrative proceeding is pending or, to Seller’s Knowledge, threatened, that challenges the legality, validity, enforceability of, or Seller’s ownership of or right to use or otherwise exploit, the item; (iv) to Seller’s Knowledge, there is no reason that any item would be considered invalid or unenforceable in the jurisdictions in which the Business operates; and (v) each such item is presently pending or in force in accordance with its terms. Except as set forth in Section 5.12(c) of the Disclosure Schedule, no license, sublicense, covenant, agreement or permission has been granted or entered into by Seller in respect of any item of Owned Intellectual Property. (d) With respect to each item of Licensed Intellectual Property, except as set forth in Section 5.12(d) of the Disclosure Schedule: (i) Seller’s rights covering the item are valid, binding and enforceable in accordance with their respective terms; (ii) to Seller’s Knowledge, no other party thereto is in breach or default and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder; (iii) Seller has not received written notice that any party to the license, sublicense, agreement or permission intends to cancel, not renew, or terminate the license, sublicense, agreement or permission or to exercise or not exercise an option thereunder; and (iv) the license, sublicense, agreement or permission will not be terminated or cancelled, or Seller’s rights thereunder diminished or impaired, or Seller’s obligations thereunder increased, as a result of the consummation of the transactions contemplated by this Agreement. (e) Except as set forth in Section 5.12(e) of the Disclosure Schedule, there is not now, and there has not been, as a result of or in connection with Seller’s operation of the Business any infringement by Seller (including inducing, contributory or vicarious infringement), misuse or misappropriation by Seller of any Intellectual Property that is owned or licensed by any third party. There is not now existing any claim or, to Seller’s Knowledge, there is not any threatened claim against Seller for such a violation. (f) Except as set forth in Section 5.12(f) of the Disclosure Schedule, there is no actual unauthorized use, interference, disclosure, infringement, misappropriation or violation by any party of any of the Purchased Intellectual Property. Except as set forth in Section 5.12(f) of the Disclosure Schedule, Seller has not been subject to any legal proceeding (or received any written notice, charge, complaint, claim or demand or, to Seller’s Knowledge, threat), a claim of infringement, misappropriation or violation of any Intellectual Property right or other proprietary right of any party that concerns or relates to any of the Purchased Assets, Purchased Intellectual Property, or Seller’s operation of the Business. Except as set forth in Section 5.12(f) of the Disclosure Schedule, Seller has not brought against any Person any legal proceeding for infringement of any Purchased Intellectual Property or breach of any license, sublicense or agreement involving Purchased Intellectual Property owned or used by Seller. (g) To Seller’s Knowledge, Seller has the exclusive right to file, prosecute and maintain each item of Owned Intellectual Property and to register each such item of Owned

- 17 - Intellectual Property (in each case to the extent applicable to the relevant category of Owned Intellectual Property), including any inventions or ideas that have not yet been the subject of such an application, and has the exclusive right to maintain exclusive ownership of each such item of Owned Intellectual Property in the jurisdictions in which the Business operates, and there is no claim by any third party regarding title to the same or derivative works of the same. (h) Except as set forth in Section 5.12(h) of the Disclosure Schedule, Seller has taken all commercially reasonable actions to maintain and protect each item of Purchased Intellectual Property, including payment of all fees, annuities and all other payments that have heretofore become due to any Governmental Authority or licensor with respect to the Intellectual Property, and have taken all commercially reasonable steps necessary to prosecute, maintain, protect and enforce the same. (i) Seller has not authorized any third party to use any Purchased Intellectual Property except pursuant to a binding, written license and excluding any implied licenses granted as the result of commercial sales of products or services incorporating such Purchased Intellectual Property. (j) No current or former Employee, independent contractor or consultant of Seller has any interest in any Purchased Intellectual Property. (k) Except as set forth in Section 5.12(k) of the Disclosure Schedule, none of the rights in or to any Purchased Intellectual Property shall be materially adversely affected by the execution or delivery of this Agreement by Seller, nor by the full performance by Seller of any of its obligations hereunder. (l) No breach, security incident or violation of any data security rule, policy or procedure in relation to Seller’s data has occurred or is threatened, and there has been no unauthorized or illegal processing of any of Seller’s data. No circumstance has arisen in which applicable Law would require Seller to notify a Governmental Authority of a data security breach. 5.13 Contracts. (a) Section 5.13(a) of the Disclosure Schedule sets forth an accurate and complete list of the Material Contracts to which Seller is a party that relate, or are material, to the Purchased Assets or the operation of the Business. (b) All Transferred Contracts are valid, binding and enforceable against Seller and, to Seller’s Knowledge, against the other parties thereto in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting enforcement of creditors’ rights generally. (c) Neither Seller nor, to Seller’s Knowledge, any other Person is in material breach of, or material default under, any Transferred Contract, and no event or action has occurred, is pending, or, to Seller’s Knowledge, is threatened, which, after the giving of notice, or the lapse of time, or otherwise, could constitute or result in a material breach by Seller, or, to Seller’s Knowledge, any other Person, or a material default by Seller, or, to Seller’s Knowledge,

- 18 - any other Person, under any Transferred Contract. There are no renegotiations, attempts to renegotiate or outstanding rights to negotiate any amount to be paid or payable to or by Seller under any Transferred Contract other than with respect to non-material amounts in the Ordinary Course, and no Person has made a written demand for such renegotiation. Seller has not released or waived any of their respective rights under any Transferred Contract. 5.14 Financial Statements and Related Matters. (a) Section 5.14(a) of the Disclosure Schedule contains accurate and complete copies of the consolidated and non-consolidated reviewed balance sheet and statement of income and cash flow of Seller as of and for the years ended August 31, 2015 (the “Most Recent Fiscal Year End”) and August 31, 2014 (collectively, the “Year End Financial Statements”) and for the 4 months ended December 31, 2015 (the “Interim Financial Statements,” and together with the Year End Financial Statements, the “Financial Statements”). The Financial Statements have been prepared in accordance with ASPE (except as disclosed in the footnotes), except for, in the case of the Interim Financial Statements, (1) normal recurring year-end adjustments that are not material and (2) the omission of footnote disclosure required by ASPE. The books and records of Seller have been maintained in accordance with sound business practice and reflect in all material respects the transactions entered into by Seller. The Financial Statements accurately and fairly present the consolidated and non-consolidated financial position and results of operations of Seller at the dates and for the periods indicated therein and are consistent with the books and records of Seller. (b) Except as described in Section 5.14(b) of the Disclosure Schedule, Seller does not have any Liabilities other than those Liabilities: (i) which are set forth or reserved for in the Financial Statements; (ii) which have arisen after the date of the Financial Statements in the Ordinary Course and are characterized as Current Liabilities as of the Closing Date that will be, in accordance with the Joint Issues and Reverse Earn Out Payment Agreement, fully reflected or reserved for in the Final Closing Balance Sheet and the calculation of Net Working Capital of the Business as of the Closing Date; (iii) which constitute Assumed Employee Liabilities that have arisen after the date of the Financial Statements in the Ordinary Course; or (iv) arising under or pursuant to the Transferred Contracts (but not Liabilities that result from, arise out of or are attributable to, any breach of any such Transferred Contract prior to Closing). (c) As of the date hereof, Seller does not have any Indebtedness in connection with or affecting the Business except as described in Section 5.14(c) of the Disclosure Schedule, provided that for purposes of this Section 5.14(c), the defined term “Indebtedness” shall be construed and applied as excluding subsections (e), (g), (i) and (j) of such definition, and further provided that in respect of Accounts Payable comprising part of Indebtedness, this representation is made as of January 31, 2016 and not as of the date hereof. Section 5.14(c) of the Disclosure Schedule sets forth: (i) each Contract containing a Customer Repurchase Obligation; and (ii) for each such Contract, the amount of such Customer Repurchase Obligation as of April 1, 2016 and for each subsequent anniversary of April 1, 2016 through the last anniversary on which the Customer Repurchase Obligation for such Contract remains outstanding.

- 19 - 5.15 Subsequent Events. Since the Most Recent Fiscal Year End to, and including, the date hereof, except as otherwise set forth in Section 5.15 of the Disclosure Schedule: (a) The Business has been conducted and carried on only in the Ordinary Course; (b) Except for Inventory and supplies purchased, sold or otherwise disposed of in the Ordinary Course, Seller has not purchased, sold, leased, hypothecated, pledged or otherwise acquired or disposed of any properties or assets of or for the Business; (c) Seller has not sustained or incurred any loss or damage to any of the Purchased Assets (whether or not insured against) on account of fire, flood, accident or other calamity which has interfered with or affected, or may interfere with or affect, the operation of the Business; (d) There has been no Material Adverse Change and to Seller’s Knowledge no state of facts or basis exists which may reasonably be expected to give rise to any Material Adverse Change; (e) Seller has not waived, released or cancelled any claims against third parties or Indebtedness owing to Seller, or any rights which have a value in the aggregate in excess of $25,000 in connection with, or related to the Business, other than repayment of Indebtedness in the Ordinary Course; (f) Seller has not entered into, authorized or permitted any transaction with any Affiliate, shareholder, partner, director, officer or Employee of Seller in connection with or related to the Business; (g) Seller has not made any loans, advances or capital contributions to, or investments in, any other Person in connection with, or related to, the Business, except in the Ordinary Course; (h) Seller has not issued any note, bond or other debt security or created, incurred, assumed or guaranteed any Liability for borrowed money outside the Ordinary Course in connection with, or related to, the Business; (i) Seller has not delayed or postponed the payment of accounts payable or other Liabilities beyond their due date or accelerated the collection of any Accounts Receivable; (j) Seller has not authorized or made any capital expenditures in connection with the operation of the Business which individually or in the aggregate are in excess of $25,000; (k) Seller has not hired any new Employees, except in the Ordinary Course; (l) Seller has not committed to pay any increase in bonus or granted any increase in the base compensation payable by Seller to any director, officer, or Employees

- 20 - thereof, except in the Ordinary Course; and where in the Ordinary Course, such increase in bonus or increase in the base compensation is set out in Section 5.21(a)(i) of the Disclosure Schedule; (m) No Lien has been imposed on any of the Purchased Assets; (n) Seller has not changed any accounting systems, policies, principles or practices (including any change in depreciation or amortization policies or rates) that in any material way affects the Business or the presentation of the results of the Business; (o) Seller has not entered into, terminated or relinquished any rights under any Transferred Contract (or series of related Transferred Contracts) related to its assets or the Business either involving consideration in the aggregate in excess of $25,000, or otherwise outside the Ordinary Course; (p) Seller has not entered into any Contract with any customer or supplier (excluding Purchaser and its Affiliates in respect of the within transaction) other than in the Ordinary Course; and (q) Seller has not agreed to do any of foregoing. 5.16 Insurance. Section 5.16 of the Disclosure Schedule sets forth and describes all policies of insurance which are currently maintained by Seller or which relate to the Business. Each such policy of insurance is in full force and effect in accordance with its terms (free from any presently exercisable right of termination on the part of the insurance company issuing such policy prior to the expiration of the term of such policy). Each such policy of insurance provides for coverage of the insured liability on an “occurrence basis.” Seller has not been refused any insurance with respect to the Purchased Assets or the Business, and its coverage has not been limited by any insurance carrier to which Seller has applied for any such insurance. Section 5.16 of the Disclosure Schedule sets forth any pending insurance claims under insurance policies maintained by Seller that have been denied insurance coverage. Seller has not failed to give any notice or present any claim under any insurance policy in due and timely fashion or as required by any insurance policy. 5.17 Licenses and Permits. Section 5.17 of the Disclosure Schedule sets forth a complete and correct list of all licenses, franchises, permits, operating authorities, state operating licenses or registrations and other national or international regulatory licenses and other Governmental Authority authorizations held by Seller relating, or otherwise material, to the Business (collectively, “Permits”). The Permits are valid and in effect, and Seller has not received any written notice that any Governmental Authority intends to cancel, terminate or not renew any of the same. Seller holds all licenses, franchises, permits, operating authorities, provincial operating licenses or registrations and other national or international regulatory licenses and other Governmental Authority authorizations necessary for the conduct of the Business as currently conducted. 5.18 Environmental Matters.

- 21 - (a) Seller and the Purchased Assets (including the Leased Real Property and any property or facility that was at any time owned, occupied, leased, operated, managed, used controlled or under the custody of Seller) comply and have complied with all Environmental Laws in all material respects, and Seller conducts and has conducted the Business in material compliance with all Environmental Laws. (b) Seller possesses all Permits required under applicable Environmental Laws for the operation of the Business as currently conducted as well as to own and use the Purchased Assets (“Environmental Permits”), all of which are described in Section 5.18 of the Disclosure Schedule and are valid, subsisting and in good standing, and the operations and facilities of Seller are in compliance with the requirements of such Environmental Permits in all material respects. (c) There is no Environmental Liabilities Action pending or, to Seller’s Knowledge, threatened against Seller, and no event has occurred and no circumstance exists that might give rise to any Environmental Liabilities (i) concerning non-compliance by or liability of Seller under any Environmental Laws; or (ii) which seeks to or threatened to suspend, revoke, cancel or terminate, modify or limit any Environmental Permits. (d) Seller has not been (i) inspected or investigated for any actual, alleged or potential breach or violation of, non-compliance with or liability under any Environmental Laws which have not been resolved or remain unsatisfied, (ii) charged with, settled any prosecution for, convicted of or sentenced for any offence under Environmental Laws, (iii) subject to or responsible for any Remediation at any property or facility (including its soil, subsoil, surface water, groundwater and indoor environment) whether owned by Seller or a third party or in respect of any natural resource or feature, or any other corrective action under any Environmental Laws, or voluntarily conducted any of the foregoing, or (iv) subject to any Order or request by a Governmental Authority under any Environmental Laws which remains unresolved; and no event has occurred and no circumstance exists that might give rise to any of the foregoing. (e) Seller has not received, within the previous five years, any written or other notice or request for information (i) concerning non-compliance by or liability of Seller under any Environmental Laws; or (ii) indicating that there are or are potentially responsible for or that they must carry out, for any reason whatsoever, any Remediation at any property or facility (including its soil, subsoil, surface water, groundwater and indoor environment) whether owned by Seller or a third party or in respect of any natural resource or feature. (f) There are no Substances in, on, under or migrating from any Leased Real Property, including in soil, subsoil, surface water, ground water and the indoor environment. (g) Seller has not caused or allowed the Release, in any manner whatsoever, of any Substance in, on, under, to or from any of the Purchased Assets or any property or facility owned, occupied, in the custody of, used, operated, controlled, leased or managed by Seller in the past or any property or facility of a third party but with respect to which Seller is or may reasonably be alleged to have liability.

- 22 - (h) Seller has not disposed or arranged for disposal of Substances on any third party real property in violation of applicable Environmental Laws or for which Seller has received written notice of alleged liability under any Environmental Laws. None of the facilities or locations at which Seller has disposed or arranged for disposal of Substances has been placed or proposed for placement on the National Priorities List (or CERCLIS) under CERCLA or any similar state list. (i) There are not any underground storage tanks or associated piping or appurtenances, landfills, surface impoundments, or disposal areas, whether active or abandoned. located in, on or under the Leased Real Property. (j) True, accurate and complete copies of the documents in the possession of Seller relating to environmental or health and safety matters with respect to the Business and the Purchased Assets, whether or not they were filed or registered on title or with any Governmental Authority, have been provided to Purchaser. (k) Seller is not required to maintain any environmental or operating documents or records under any Environmental Laws. (l) Seller has disclosed to the relevant Governmental Authority, any event, incident and information that it is required to disclose under Environmental Laws. (m) No amount is due by Seller to any Governmental Authority or any other Person under any Environmental Laws. (n) Seller owns all right, title and interest in all Environmental Attributes that are associated with or arose out of the Business conducted by it, free and clear of all Liens. For purposes hereof, “Environmental Attribute” means any emission unit, credit, reduction, offset and other emission allowance. (o) Seller is not considered to be an emitter, under Environmental Laws, for the purpose of any cap and trade system or other similar emission allowance regime. (p) None of the Business, the Purchased Assets, or any property or facility owned, occupied, in the custody of, used, operated, controlled, leased or managed by Seller in the past or any property or facility of a third party but with respect to which Seller is or may reasonably be alleged to have liability is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA or any similar state list. 5.19 Taxes. (a) Seller has filed on a timely basis all Tax Returns relating to the Purchased Assets or the Business required to be filed by applicable Law. All such Tax Returns were correct and complete in all material respects and were timely prepared and filed in accordance with applicable Law. All Taxes due and payable with respect to any Tax Returns (whether or not shown as payable), or otherwise due and payable by Seller or for which Seller could be liable as a result of transferee liability, joint and several liability, contractual liability or otherwise, have been timely paid to the appropriate taxing authority. There are no existing Liens for Taxes on

- 23 - any of the Purchased Assets. All applicable sales Taxes that were required to be paid when the Purchased Assets were acquired were paid in accordance with applicable Laws. Seller has provided to Purchaser correct and complete copies of (i) all federal, state, local, and foreign Tax Returns filed by it with respect to the Business or the Purchased Assets in the past five (5) years and (ii) all notices, correspondence, and similar material received by Seller from any taxing authority relating to the Business or the Purchased Assets or Taxes associated therewith. (b) Seller has (i) withheld all required amounts from payments to Employees and timely remitted such amounts to the proper agencies in accordance with applicable Laws, (ii) withheld all required amounts from payments to agents, contractors and nonresidents and timely remitted such amounts to the proper agencies; (iii) timely paid all employer contributions and premiums to the proper agencies; and (iv) filed all federal, state, local and foreign Tax Returns and reports with respect to Employee Income Tax withholding, social security Taxes and premiums, and unemployment Taxes and premiums, all in compliance with applicable Laws. (c) Neither Seller nor any of its directors, officers, or Employees, is aware of any contingent tax liabilities or any grounds which could prompt an assessment or reassessment including, without limitation, aggressive treatment of income, expenses, credits or other amounts in filing Tax Returns and has not received any indication from any Governmental Authority that an assessment or reassessment is proposed, regardless of its merits. (d) Seller has no obligation for Taxes pursuant to any Transferred Contract that Purchaser is assuming as a result of the transactions contemplated by this Agreement. Seller has not extended any statute of limitations relating to Taxes for which Purchaser could be liable whether under this Agreement or pursuant to applicable Law. No taxing authority has made a claim that as a result of or in connection with conducting the Business or owning any Purchased Assets that any Seller is obligated to pay Taxes in a jurisdiction in which Seller is not filing Tax Returns. No audits or other proceedings are ongoing or, to Seller’s Knowledge, threatened with respect to any Taxes relating to the Business or the Purchased Assets for which Purchaser could have liability whether under this Agreement or under applicable Laws. There are no unpaid or proposed assessments for Taxes with respect to any of the Purchased Assets. (e) Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. Seller has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable periods specified in Section 897(c)(1)(A)(ii) of the Code. None of the Purchased Assets (i) is property required to be treated as being owned by another Person for federal income tax purposes, (ii) constitutes “tax-exempt use property” within the meaning of Section 168(h)(1) of the Code or (iii) is tax-exempt bond financed property within the meaning of Section 168(f) of the Code. 5.20 Suppliers; Customers. (a) Suppliers. Section 5.20(a) of the Disclosure Schedule sets forth the ten (10) largest suppliers of the Business (based on dollar amounts of products and services supplied to Seller but excluding related entities of Purchaser) (the “Material Suppliers”), in each case, for the twelve months ended December 31, 2015, and the amounts for which such Material Suppliers invoiced Seller in connection with the Business during such periods. Except as set forth in

- 24 - Section 5.20(a) of the Disclosure Schedule, (i) all Material Suppliers continue to be suppliers of Seller in connection with the Business; (ii) Seller has not received any notice, whether written or oral, nor does Seller have any Knowledge, that any Material Supplier will reduce materially its business with Seller in connection with the Business from the levels achieved during the twelve months ended December 31, 2015, (iii) no Material Supplier has terminated its relationship with Seller in connection with the Business or, to Seller’s Knowledge, threatened to do so; (iv) no Material Supplier has modified or indicated that it intends to modify its relationship with Seller in connection with the Business in a manner which is less favorable in any material respect to Seller or has agreed not to or indicated it will not agree to do business on such terms and conditions at least as favorable as the terms and conditions provided to Seller on December 31, 2015; and (v) Seller is not involved in any material claim, dispute or controversy with any Material Supplier. No Material Supplier has threatened, whether in writing or orally, to take any of the actions described in this Section 5.20(a) as a result of the transactions contemplated by this Agreement, including any threatened action as a result of the identity of Purchaser and its Affiliates. Since December 31, 2015, there has been no other adverse change in the relationship between Seller and any Material Supplier, other than those arising as a result of (A) the announcement of the transactions with Purchaser contemplated herein and (B) the identity of Purchaser and its Affiliates. (b) Customers. Section 5.20(b) of the Disclosure Schedule sets forth the ten (10) largest customers of the Business (based on dollar amounts of products and services purchased from Seller) (the “Material Customers”), in each case, for the twelve months ended December 31, 2015, and the amounts for which Seller invoiced such Material Customers during such periods. Except as set forth in Section 5.20(b) of the Disclosure Schedule, (i) all Material Customers continue to be customers of Seller in connection with the Business, (ii) Seller has not received any notice, whether written or oral, nor does Seller has Knowledge, that any Material Customer will reduce its business with Seller in connection with the Business by more than 3% of the gross sales made to such Material Customer from the levels achieved during the twelve months ended December 31, 2015; (iii) no Material Customer has terminated its relationship with Seller in connection with the Business or, to Seller’s Knowledge, threatened to do so; (iv) no Material Customer has modified or, to Seller’s Knowledge, indicated that it intends to modify its relationship with Seller in connection with the Business in a manner which is less favorable in any material respect to Seller or has agreed not to or indicated it will not agree to do business on such terms and conditions substantially similar to the terms and conditions provided to Seller on December 31, 2015; and (v) Seller is not involved in any material claim, dispute or controversy with any Material Customer. No Material Customer has threatened, whether in writing or orally, to take any of the actions described in this Section 5.20(b) as a result of the transactions contemplated by this Agreement, including any threatened action as a result of the identity of Purchaser and its Affiliates. Since December 31, 2015, there has been no other adverse change in the relationship between Seller and any Material Customer, other than those arising as a result of (A) the announcement of the transactions with Purchaser contemplated herein and (B) the identity of Purchaser and its Affiliates. 5.21 Employees and Employee Benefits. (a) Section 5.21(a)(i) of the Disclosure Schedule contains a complete and accurate list of the following information for each Employee and independent contractor of

- 25 - Seller, including each employee on leave of absence or layoff status as of the date hereof: (i) name; (ii) job title; (iii) date of hire; (iv) current compensation or remuneration, including but not limited to whether the Employee is eligible for bonus and commission, under what plan, structure or terms the Employee is eligible, and the amount of bonus or commission paid to the Employee in the last calendar year; (v) the Employee’s annual vacation entitlement and current vacation accrual; (vi) benefit entitlement and participation; (vii) exempt versus non-exempt status for purposes of overtime compensation; (viii) full or part-time status; (ix) independent contractor or employee status; (x) whether the Employee is eligible for benefits and (xi) if on leave, the reason for and period of the leave. Except as set forth in Section 5.21(a)(ii) of the Disclosure Schedule, Seller has not made any promises for the payment of any bonuses, backpay, golden parachute payment, change of control payment, retention bonus, or other remuneration to any Employees, independent contractors or other Persons. Except as set forth in Section 5.21(a)(iii) of the Disclosure Schedule, with respect to the Business: (i) there is no collective bargaining agreement or contract with any trade union, association of employees or labor organization; (ii) there is no voluntary relationship with any trade union, association or employees or labor organization; and (iii) no trade union, association of employees or labor organization has been issued a certificate of bargaining rights for any of the employees; (iv) to Seller’s Knowledge, no management or other key employee of Seller (A) has any present intention to terminate his or her employment, or (B) is a party to any confidentiality, non-competition, proprietary rights or other such agreement between such employee and any Person; (v) there has been no application for certification or representation petition filed by a trade union, association of Employees or labor organization; (vi) no union organizing campaign is under way and there has been no threat of a union organizing campaign in the past two (2) years; (vii) there is no application for certification pending and no trade union, association of Employees or labor organization has made any written or oral demand for recognition; (viii) no union organizing or certification efforts are underway or threatened and no other question concerning representation exists; (ix) no labor strike, work stoppage, slowdown, lockout or other material labor dispute has occurred (legal or otherwise), and none is underway or, to Seller’s Knowledge, threatened; (x) there is no worker’s compensation Liability, experience or matter outside the Ordinary Course; (xi) there is no employment-related action, application, charge, complaint, grievance, investigation, inquiry or obligation of any kind, pending or, to Seller’s Knowledge, threatened in any forum, relating to an alleged violation or breach by Seller (or its officers, managers or directors) of any Law; and (xii) to Seller’s Knowledge, no employee or agent of Seller has committed any act or omission giving rise to material Liability for any violation or breach identified in subsection (xi) above. (b) Except as set forth in Section 5.21(b) of the Disclosure Schedule, there are no: (i) employment contracts, agreements or arrangements, including severance agreements, with the Employees; and (ii) written policies, practices, rules, or procedures applicable to the Employees. Seller confirms that true and complete copies of all documents set forth in Section 5.21(b) of the Disclosure Schedule have been provided to Purchaser prior to the date of this Agreement. (c) With respect to the transactions contemplated by this Agreement, any notice required under any Law or collective bargaining agreement has been given, and all bargaining obligations with any trade union or association of Employees representative(s) have been satisfied. Seller has not implemented any plant closing or the layoff of Employees within

- 26 - the past three (3) years, and no such action will be implemented without advance notification to Purchaser. Seller has complied with the WARN Act, and it has no plans to undertake any action that would trigger the WARN Act. (d) Seller has complied with all Employment Laws. Seller has paid, in full, all amounts owed and payable to its Employees or on behalf of the Employees under applicable Employment Laws, and there are no circumstances that would permit a penalty or reassessment under Employment Laws. No notice has been received by Seller of any investigation or inquiry by any Governmental Authority of any complaint filed by any Employees instituting a proceeding or claiming that Seller has violated any applicable employment and labor standards’ legislation, human rights legislation, or relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wages and hours or any other employment related matter arising under applicable Employment Law or applicable pay equity legislation or of any complaints or proceedings of any kind involving Seller or any Employees. Seller has provided Purchaser with all inspection reports issued to Seller under applicable occupational health and safety legislation. There are no outstanding inspection orders nor any pending or threatened charges made under any applicable workers’ compensation legislation or occupational health and safety legislation or any equivalent legislation or government policy relating to Seller. There have been no fatal or critical injuries or critical accidents within the last three (3) years which have or may lead to charges against Seller under any applicable occupational health and safety legislation or any equivalent legislation or government policy. There are no threatened or outstanding orders or charges against Seller under any applicable workers’ compensation legislation or occupational health and safety legislation or any equivalent legislation or government policy. All levies, assessments and penalties made against Seller pursuant to any applicable occupational health and safety legislation and workers’ compensation legislation have been paid by Seller, and Seller has not been reassessed under any such legislation in the past five (5) years. Seller has fulfilled its obligations pursuant to all applicable pay equity legislation or any other equivalent or similar legislation. All individuals characterized and treated by Seller as consultants or independent contractors of the Business are properly treated as independent contractors under all applicable Laws. All employees of the Business classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified. (e) There are no complaints, appeals, claims or charges pending or outstanding or, to Seller’s Knowledge, anticipated, nor are there any order, decisions, penalties, reassessments directions or convictions currently registered or outstanding by any tribunal or agency against, or in respect of, Seller as the employer of the Employees under or in respect of any Employment Laws. (f) All accruals for wages, vacation pay, vacation time, statutory deductions and withholdings, health premiums, and pension plan premiums, have been reflected in the books and records of Seller and reflected in the Financial Statements. (g) Section 5.21(g) of the Disclosure Schedule contains a complete and accurate list of Seller’s former employees whose employment was terminated with Seller during the twelve (12) month period prior to the date of this Agreement, together with a summary of the terms of notice and severance with respect to each of them.

- 27 - (h) Section 5.21(h) of the Disclosure Schedule sets forth an accurate and complete list as of the Closing Date of each Employee Benefit Plan. (i) With respect to each Employee Benefit Plan, Seller has made available to Purchaser accurate, current and complete copies of each of the following: (i) where the Employee Benefit Plan has been reduced to writing, the plan document together with all amendments; (ii) where the Employee Benefit Plan has not been reduced to writing, a written summary of all material plan terms; (iii) where applicable, copies of any trust agreements or other funding arrangements, custodial agreements, insurance policies and contracts, administration agreements and similar agreements, and investment management or investment advisory agreements, now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (iv) copies of any summary plan descriptions, summaries of material modifications, employee handbooks and any other written communications (or a description of any oral communications) relating to any Employee Benefit Plan; (v) in the case of any Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion or advisory letter from the Internal Revenue Service; (vi) in the case of any Employee Benefit Plan for which a Form 5500 is required to be filed, a copy of the two most recently filed Form 5500, with schedules and financial statements attached; (vii) actuarial valuations and reports related to any Employee Benefit Plans with respect to the most recently completed plan years; (viii) the most recent nondiscrimination tests performed under the Code; and (ix) copies of material notices, letters or other correspondence from the Internal Revenue Service, Department of Labor, Pension Benefit Guaranty Corporation or other Governmental Authority relating to the Employee Benefit Plan. (j) Each Employee Benefit Plan has been maintained in compliance with all applicable Law (including ERISA, the Code and any applicable local Laws). (k) All contributions or premiums required to be paid, deducted or remitted and all obligations required to be performed by Seller under the terms of any Employee Benefit Plan or by Law have been paid, deducted, remitted or performed in a timely fashion and there is no outstanding default or violation thereunder. All contributions to Employee Benefit Plans required to be made by way of authorized payroll deduction have been properly withheld by Seller and fully paid thereunder. (l) No proceeding is pending or, to Seller’s Knowledge, threatened with respect to Employee Benefit Plans, other than routine claims for benefits and no circumstance or event has occurred that could result in such proceeding. (m) No promise or commitment has been made by Seller to amend any Employee Benefit Plan, to provide increased benefits thereunder or to establish any new plan. (n) There are no post-termination or retiree welfare benefits for Seller’s current or former employees. (o) No Employee Benefit Plan requires or permits retroactive increases or assessments in premiums or payments.

- 28 - (p) Seller’s liabilities under any unfunded Employee Benefit Plan have been properly accrued and reflected in the Financial Statements. (q) Seller did not contribute and was not required to contribute to any multi- employer pension or benefit plan or to a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). No Employee Benefit Plan is a multi-employer pension or benefit plan or is a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). (r) Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code (a “Qualified Benefit Plan”) is so qualified and has received a favorable and current determination letter from the Internal Revenue Service, or with respect to a prototype plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and nothing has occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Benefit Plan. Nothing has occurred with respect to any Employee Benefit Plan that has subjected or could reasonably be expected to subject Seller or any of its ERISA Affiliates or, with respect to any period on or after the Closing Date, Purchaser or any of its Affiliates, to a penalty under Section 502 of ERISA or to tax or penalty under Section 4975 of the Code. (s) Neither Seller nor any of its ERISA Affiliates has (i) incurred or reasonably expects to incur, either directly or indirectly, any material Liability under Title I or Title IV of ERISA or related provisions of the Code or applicable local Law relating to employee benefit plans; (ii) failed to timely pay premiums to the Pension Benefit Guaranty Corporation; (iii) withdrawn from any Employee Benefit Plan; or (iv) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA. (t) Each Employee Benefit Plan that is subject to Section 409A of the Code has been administered in compliance with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance (including, notices, rulings and proposed and final regulations) thereunder. Seller does not have any obligation to gross up, indemnify or otherwise reimburse any individual for any excise taxes, interest or penalties incurred pursuant to Section 409A of the Code. (u) Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, officer, employee, independent contractor or consultant of the Business to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Employee Benefit Plan; (iv) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code; or (v) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code. 5.22 Real Property.

- 29 - (a) Seller does not own any Owned Real Property. (b) Section 5.22(b) of the Disclosure Schedule sets forth the municipal addresses and owner of all Leased Real Property and an accurate and complete list of all Leases relating thereto. With respect to such Leased Real Property, Seller has not sub-leased or otherwise granted to any Person the right to use or occupy such Leased Real Property and there are no outstanding options, rights of first offer or rights of first refusal to purchase or lease such Leased Real Property or any portion thereof or interest therein. All buildings, structures, fixtures and appurtenances comprising part of such Leased Real Property are in sufficient condition to operate the Business as conducted as of the date hereof. With respect to each Lease: (i) such Lease is the valid and binding obligation of Seller, enforceable in accordance with its terms; (ii) neither Seller nor, to Seller’s Knowledge, any other party to such Lease is in material default under such Lease and no event has occurred which, with the passage of time or the giving of notice or both would result in a material default, breach or event of noncompliance by Seller under any such Lease; (iii) Seller has delivered or made available to Purchaser a correct and complete copy of each such Lease, and in the case of any oral Lease, a written summary of the terms of such Lease; (iv) Seller’s possession and quiet enjoyment of the Leased Real Property under such Lease is not currently being disturbed, and there are no disputes with respect to such Lease; (v) no security deposit or portion thereof deposited with respect to such Lease has been applied in respect of a breach or default under such Lease which has not been redeposited in full; (vi) the other party to such Lease is not an Affiliate of, and otherwise does not have any economic interest in, Seller; (vii) Seller has not subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof; and (viii) Seller has not collaterally assigned or granted any other security interest in such Lease or any interest therein. (c) The Leased Real Property is in compliance in all material respects with all applicable building, zoning, subdivision, health and safety and other land use Laws, and all insurance requirements affecting the Leased Real Property, and the current use or occupancy of the Leased Real Property or operation of the Business thereon does not violate any applicable Law.

- 30 - 5.23 Certain Payments. Except as set forth in Section 5.23 of the Disclosure Schedule, neither Seller, nor any director, officer, manager, partner, agent, or Employee of Seller or any other Person associated with or acting for or on behalf of Seller has, directly or indirectly, with respect to the Business (a) made any payment not in the Ordinary Course (including any bribes, payoffs, kickbacks, unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity), whether in money, property, or services (i) to any “foreign official” (as such term is defined in the Foreign Corrupt Practice Act, 15 U.S.C. 78dd-1 et seq.), (ii) to obtain favorable treatment in securing business, (iii) to pay for favorable treatment for business secured, or (iv) to obtain special concessions or for special concessions already obtained, or (b) established or maintained any material fund or asset that has not been recorded in the books and records of Seller. None of Seller or any representative of Seller has directly or indirectly been interrogated, questioned, held or formally accused in connection with a criminal inquiry or public inquiry in connection with the Business. 5.24 Accounts Payable. (a) All of Seller’s accounts payable and accrued Liabilities, in each case reflected in Financial Statements or incurred since the date of the Interim Financial Statements, have arisen from bona fide transactions in the Ordinary Course and have been reduced by sufficient reserves, in accordance with ASPE, for bad debts, returns, allowances and customer promotional allowances reflected on the Financial Statements. (b) Seller has paid its accounts payable in the Ordinary Course, has not delayed payments on any such accounts payable and has not altered the payment terms thereunder. 5.25 Trade Programs. Section 5.25 of the Disclosure Schedule contains a description of all existing programs, practices or arrangements that relate to trade discounts, trade promotions, marketing, promotional sales, demo and sampling commitments, slotting arrangements, or coupons related to any product currently sold or leased by Seller or that otherwise affect the collectability or value of any existing or future accounts receivable of the Business, and specifies any such programs, practices or arrangements of Seller for either the 2014 or the 2015 fiscal year. 5.26 Material Information; Full Disclosure. Seller has furnished to Purchaser complete and accurate copies or originals of all documents and/or information requested by Purchaser. No disclosure (including the Schedules hereto) or statement of fact by Seller contained in this Agreement and no disclosure or statement of fact furnished or to be furnished by Seller to Purchaser pursuant to this Agreement or pursuant to Purchaser’s due diligence contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein contained not misleading. The Schedules to this Agreement are complete and accurate with respect to the information the Schedules purport to provide.

- 31 - ARTICLE VI REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS OF SELLER Each Shareholder of Seller, severally, represents and warrants to Purchaser (which representations and warranties shall survive the Closing as provided in Section 11.5) that the statements contained in this Article VI are true and correct as of the date of this Agreement and will be true and correct as of the Closing Date (as though then made and as though the Closing Date were substituted for the date of this Agreement, except to the extent any representation or warranty speaks as of an earlier date). 6.1 Authority. Such Shareholder of Seller (a) has the respective right and capacity to enter into, and perform its respective obligations under, this Agreement and each other agreement delivered in connection herewith to which it is a party and (b) has taken all respective requisite action to authorize (i) the execution, delivery and performance of this Agreement and each such other agreement delivered in connection herewith to which it is a party and (ii) the consummation of the purchase of the Purchased Assets and other transactions contemplated by this Agreement and each such other agreement delivered in connection herewith to which it is a party. This Agreement has been duly executed and delivered by such Shareholder of Seller and is binding upon, and legally enforceable against, such Shareholder of Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting enforcement of creditors’ rights generally. 6.2 No Violations and Consents. Neither the execution, delivery or performance of this Agreement by such Shareholder of Seller or any other agreement delivered in connection herewith by such Shareholder of Seller does or will, after the giving of notice, or the lapse of time, or otherwise, conflict with, result in a breach of, or constitute a default under any Law or Order, or any Contract to which a Shareholder of Seller is a party or by which it is subject or bound. No consent, authorization or approval of, filing or registration with or giving of notice to, any Governmental Authority or any other Person is necessary in connection with the execution, delivery and performance by such Shareholder of Seller of this Agreement. 6.3 Litigation. There are no Actions pending or, to the knowledge of such Shareholder of Seller, threatened against it with respect to this Agreement. 6.4 Brokers. Such Shareholder of Seller has no Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement. ARTICLE VII REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchaser represents and warrants to Seller (which representations and warranties shall survive the Closing as provided in Section 11.5) that the statements contained in this Article VII are true and correct as of the date of this Agreement and will be true and correct as of the Closing

- 32 - Date (as though then made and as though the Closing Date were substituted for the date of this Agreement, except to the extent any representation or warranty speaks as of an earlier date). 7.1 Due Incorporation. Purchaser is a corporation duly formed, validly existing and in good standing under the Laws of Illinois. 7.2 Authority. Purchaser (a) has the respective right and power to enter into, and perform its obligations under, this Agreement and each other agreement delivered in connection herewith to which it is a party and (b) has taken all requisite action to authorize (i) the execution, delivery and performance of this Agreement and each such other agreement delivered in connection herewith to which it is a party and (ii) the consummation of the purchase of the Purchased Assets and other transactions contemplated by this Agreement and each such other agreement delivered in connection herewith to which it is a party. This Agreement has been duly executed and delivered by Purchaser and is binding upon, and legally enforceable against Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting enforcement of creditors’ rights generally. 7.3 No Violations and Consents. Neither the execution, delivery or performance of this Agreement by Purchaser or any other agreement delivered in connection herewith by Purchaser, nor the consummation of the purchase of the Purchased Assets or any other transaction contemplated by this Agreement or any other agreement delivered in connection herewith by Purchaser, does or will, after the giving of notice, or the lapse of time, or otherwise, conflict with, result in a breach of, or constitute a default under, Purchaser’s articles of incorporation or bylaws, or any Law or Order, or any Contract to which Purchaser is a party or by which Purchaser is subject or bound. No consent, authorization or approval of, filing or registration with or giving of notice to, any Governmental Authority or any other Person is necessary in connection with the execution, delivery and performance by Purchaser of this Agreement or of any other agreement delivered in connection herewith by Purchaser or in connection with the consummation of the transactions contemplated hereby or by any other agreement delivered in connection herewith by Purchaser. 7.4 Litigation. There are no Actions pending or, to the knowledge of Purchaser, threatened against Purchaser with respect to this Agreement, or in connection with the transactions contemplated hereby. 7.5 Brokers. Purchaser has no Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement. 7.6 Bankruptcy. Immediately after giving effect to the transactions contemplated hereby, Purchaser will be solvent and will: (a) be able to pay its debts as they become due; (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities); and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereby with the intent to hinder, delay, or defraud either present or future creditors of Purchaser. In connection

- 33 - with the transactions contemplated hereby, Purchaser has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured. Purchaser has not made an assignment in favor of its creditors or a proposal in bankruptcy to its creditors or any class thereof, and no petition for a receiving order has been presented in respect of it. Purchaser has not initiated proceedings with respect to a compromise or arrangement with its creditors or for its winding up, liquidation or dissolution. No receiver or interim receiver has been appointed in respect of it or any of its undertakings, property or assets and no execution or distress has been levied on any of its undertakings, property or assets, nor have any proceedings been commenced in connection with any of the foregoing. ARTICLE VIII CONDITIONS TO CLOSING APPLICABLE TO PURCHASER The obligations of Purchaser hereunder (including the obligation of Purchaser to close the transactions herein contemplated) are subject to the following conditions precedent: 8.1 No Termination. Neither Purchaser nor Seller shall have terminated this Agreement pursuant to Section 10.1. 8.2 Accuracy of Representations and Warranties. The representations and warranties of Seller and the Principals set forth in Article V and of the Shareholders of Seller set forth in Article VI shall have been accurate and complete in all material respects (except with respect to any representation or warranty qualified by the word “material” or words of similar import, in which case such representations and warranties must have been accurate and complete) as of the date of this Agreement, and must be accurate and complete in all material respects (except with respect to any representation or warranty qualified by the word “material” or words of similar import, in which case such representations and warranties must have been accurate and complete) as of the Closing Date, as if made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). 8.3 Compliance with Obligations. Seller and each of the Shareholders of Seller must have performed and complied with all of its covenants and obligations required by this Agreement to be performed or complied with at or prior to the Closing in all material respects. 8.4 No Material Adverse Change. Since the date of this Agreement, there shall have been no event or series of events, individually or in the aggregate, that has resulted in or could reasonably be expected to result in a Material Adverse Change. 8.5 Pending Actions; Statutes. No Action shall be pending on the Closing Date which challenges, or might result in a challenge to, this Agreement or any transactions contemplated hereby, or which claims, or might give rise to a claim for, damages against Purchaser in a material amount as a result of the consummation of this Agreement. No Law shall have been enacted, promulgated or otherwise issued by any Government Authority with authority to enforce such Law, which would make consummation of the Closing illegal.

- 34 - 8.6 Required Consents. Purchaser shall have received evidence reasonably satisfactory to it of the receipt of all consents required to be listed in Section 5.3(b) of the Disclosure Schedule, other than those consents set forth in Section 5.3(b) of the Disclosure Schedule under the heading “Immaterial Consents.” 8.7 Required Permits. Purchaser shall have obtained those Permits (other than the Permits set forth on Section 4.5 of the Disclosure Schedule) necessary for Purchaser to operate the Business in substantially the same manner as operated by Seller prior to the Closing. 8.8 Diligence. Purchaser shall have completed its accounting, legal and business diligence relating to the Business, and the results of such diligence shall be satisfactory to Purchaser, acting reasonably. 8.9 Environmental Reports. Purchaser shall have completed its environmental diligence relating to the Business, and the results of such diligence shall be satisfactory to Purchaser, acting reasonably. 8.10 Inventory and Rental Fleet. Purchaser shall have conducted a count of units comprising Rental Fleet, Stock Units and Used Units (in the case of Rental Fleet, the count shall include units which are out on rental as evidenced by signed agreements provided by Seller), and the results of such count shall confirm the physical presence of not less than 90% of the Rental Fleet, Stock Units and Used Units carried on the books of Seller. 8.11 Termination of Related Party Transactions. Each Contract (a) set forth in Section 5.6 of the Disclosure Schedule in response to Section 5.6, and (b) any and all Contracts that were not, but by their terms should have been, set forth in Section 5.6 of the Disclosure Schedule shall have been terminated as of the Closing Date, and the parties thereto shall have acknowledged full payment of all amounts owed pursuant thereto and the termination of all obligations of the Business thereunder; provided, that the provisions of this Section 8.11 shall not apply to those Contracts set forth in Section 8.11 of the Disclosure Schedule. 8.12 Employee Benefit Plans. Purchaser shall have arranged for employee benefit plan coverage for the Employees and the New Employees that have accepted offers of employment from Purchaser, and Purchaser shall have offered enrollment therein to the Employees and New Employees. 8.13 Joint Issues and Reverse Earn Out Payment Agreement. Exhibit C to the Joint Issues and Reverse Earn Out Payment Agreement shall have been agreed upon by the parties thereto, and the Joint Issues and Reverse Earn Out Payment Agreement shall have been executed and delivered by all such parties. 8.14 Canadian Purchase Agreement. The closing of the transactions contemplated by the Canadian Purchase Agreement shall occur simultaneously with the Closing hereunder.

- 35 - 8.15 All Necessary Documents. All proceedings to be taken in connection with the consummation of the transactions contemplated by this Agreement and the Purchase Agreements and all documents incident thereto, shall be reasonably satisfactory in form and substance to Purchaser and Purchaser shall have received copies of such documents as Purchaser may reasonably request in connection therewith, including those documents to be delivered pursuant to Section 3.2. Purchaser shall have the right to waive any of the foregoing conditions precedent. ARTICLE IX CONDITIONS TO CLOSING APPLICABLE TO SELLER The obligations of Seller hereunder (including the obligation to close the transactions herein contemplated) are subject to the following conditions precedent: 9.1 No Termination. Neither Purchaser nor Seller shall have terminated this Agreement pursuant to Section 10.1. 9.2 Accuracy of Representations and Warranties. The representations and warranties of Purchaser set forth in Article VII shall have been accurate and complete in all material respects (except with respect to any representation or warranty qualified by the word “material” or words of similar import, in which case such representations and warranties must have been accurate and complete) as of the date of this Agreement, and must be accurate and complete in all material respects (except with respect to any representation or warranty qualified by the word “material” or words of similar import, in which case such representations and warranties must have been accurate and complete) as of the Closing Date, as if made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). 9.3 Compliance with Obligations. Purchaser must have performed and complied with all of its covenants and obligations required by this Agreement to be performed or complied with at or prior to the Closing in all material respects, other than its obligations under Section 1.3. Purchaser must have performed and complied with all of its covenants and obligations under Section 1.3 on Closing. 9.4 Pending Actions; Statutes. No Action shall be pending on the Closing Date which challenges, or might result in a challenge to, this Agreement or any transaction contemplated hereby, or which claims, or might give rise to a claim for, damages against Seller in a material amount as a result of the consummation of the transactions contemplated hereby. No Law shall have been enacted, promulgated or otherwise issued by any Government Authority with authority to enforce such Law, which would make consummation of the Closing illegal. 9.5 Joint Issues and Reverse Earn Out Payment Agreement. Exhibit C to the Joint Issues and Reverse Earn Out Payment Agreement shall have been agreed upon by the parties thereto, and the Joint Issues and Reverse Earn Out Payment Agreement shall have been executed and delivered by all such parties.

- 36 - 9.6 Canadian Purchase Agreement. The closing of the transactions contemplated by the Canadian Purchase Agreement shall occur simultaneously with the Closing hereunder. 9.7 All Necessary Documents. All proceedings to be taken in connection with the consummation of the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Seller, and Seller shall have received copies of such documents as they may reasonably request in connection therewith, including those documents to be delivered pursuant to Section 3.3. Seller shall have the right to waive any of the foregoing conditions precedent. ARTICLE X TERMINATION 10.1 Termination. This Agreement may be terminated at any time prior to the Closing only as follows: (a) Purchaser and Seller may terminate this Agreement by mutual written consent; (b) Either Seller or Purchaser may terminate this Agreement upon delivery of written notice if the Closing has not occurred by the Expiration Date; provided, that the party electing to terminate shall not have caused such failure to close. (c) Purchaser may terminate this Agreement by giving written notice to Seller in the event that any Seller or Shareholder of Seller has breached any representation, warranty, or covenant contained in this Agreement such that the condition set forth in Section 8.2 or 8.3 shall not have been satisfied; provided, that, with respect to Seller’s or a Shareholder of Seller’s failure to satisfy the condition set forth in Section 8.3, Purchaser may only terminate this Agreement prior to the Expiration Date if the performance or satisfaction by Seller of any covenant or obligation contemplated therein prior to the Expiration Date would be impossible. (d) Seller may terminate this Agreement by giving written notice to Purchaser in the event that Purchaser has breached any representation, warranty, or covenant contained in this Agreement such that the condition set forth in Section 9.2 or 9.3 shall not have been satisfied; provided, that, with respect to Purchaser’s failure to satisfy the condition set forth in Section 9.3, Seller may only terminate this Agreement prior to the Expiration Date if the performance or satisfaction by Purchaser of any covenant or obligation contemplated therein prior to the Expiration Date would be impossible. 10.2 Effect of Termination. If this Agreement is terminated by Purchaser or Seller pursuant to this Article X, all further rights and obligations of Purchaser on the one hand, and Seller and the Shareholders of Seller, on the other hand, under this Agreement will terminate without any Liability of either party to the other party (except for any Liability of a party then in

- 37 - breach, in which case the rights of any non-breaching party to pursue all legal remedies for Losses such party suffers in connection with such breach will survive such termination unimpaired); provided, however, that the rights and obligations of the parties under Section 14.1 (Confidentiality), Section 15.11 (Press Releases and Public Announcements), this Section 10.2 (Effect of Termination), Article XV (Miscellaneous) and any other provisions regarding the interpretation or enforcement of this Agreement will survive any such termination. ARTICLE XI INDEMNIFICATION 11.1 Indemnification by Seller and the Principals. Subject to the provisions of this Article XI and Section 4.2 of the Joint Issues and Reverse Earn Out Payment Agreement, Seller and each Principal, jointly and severally, covenant and agree after the Closing to indemnify, defend and hold harmless Purchaser and its Affiliates, and each of their respective managers, members, officers, directors, partners, employees and agents (collectively, the “Purchaser Indemnitees”), from and against any and all Losses incurred or suffered by Purchaser Indemnitees arising or resulting from, directly or indirectly, any of the following: (a) any inaccuracy in or breach of, or, with respect to a third-party claim, any alleged breach or inaccuracy of, any representation or warranty of Seller set forth in this Agreement (or the Disclosure Schedule) or in any document or certificate delivered by Seller pursuant to Section 3.2 hereof; (b) any breach of any covenant or agreement of Seller or any Principal set forth herein; (c) any claim against Purchaser or its Affiliates instituted prior to or after the Closing Date which is based on an act or omission of Seller or any Principal prior to the Closing Date, except for claims or matters in respect of the Assumed Liabilities; (d) any Indebtedness of Seller existing on or before the Closing Date to the extent such Indebtedness: (i) is not paid off in accordance with Section 1.3(a) of this Agreement; (ii) does not constitute part of the Assumed Liabilities; or (iii) is not factored into the net working capital adjustment provided for in Article 5 of the Joint Issues and Reverse Earn Out Agreement; (e) any Retained Liabilities; (f) any Retained Assets; (g) any bulk sales laws; or (h) any claim against Purchaser in connection with, relating to or deriving from the Payoff Amounts, other than claims related to Purchaser’s failure to make payments with respect to the Payoff Amounts as required hereunder. 11.2 Indemnification by the Shareholders of Seller. Subject to the provisions of this Article XI and Section 4.2 of the Joint Issues and Reverse Earn Out Payment Agreement,

- 38 - each Shareholder of Seller, on a several basis, covenants and agrees after the Closing to indemnify, defend and hold harmless the Purchaser Indemnitees from and against any and all Losses incurred or suffered by Purchaser Indemnitees arising or resulting from, directly or indirectly, any of the following: (a) any inaccuracy in or breach of, or, with respect to a third-party claim, any alleged breach or inaccuracy of, any representation or warranty of such Shareholder of Seller set forth in this Agreement (or the Disclosure Schedule) or in any document or certificate delivered by the Shareholders of Seller pursuant to Section 3.2 hereof; or (b) any breach of any covenant or agreement of such Shareholder of Seller set forth herein. 11.3 Indemnification by Purchaser. Subject to the provisions of this Article XI and Section 4.2 of the Joint Issues and Reverse Earn Out Payment Agreement, Purchaser covenants and agrees after the Closing to indemnify, defend and hold harmless Seller, the Shareholders of Seller and each of their respective managers, shareholders, officers, directors, stockholders, partners, employees and agents (collectively, the “Seller Indemnitees”) from and against any and all Losses incurred or suffered by Seller Indemnitees arising or resulting from, directly or indirectly, any of the following: (a) any inaccuracy in or breach of, or, with respect to a third-party claim, any alleged breach or inaccuracy of, any representation or warranty of Purchaser set forth in this Agreement or in any document or certificate delivered by Purchaser pursuant to Section 3.3 of this Agreement; (b) any breach of any covenant or agreement of Purchaser set forth herein; or (c) any Assumed Liability. 11.4 Claim Procedure/Notice of Claim. (a) A party entitled or seeking to assert rights to indemnification under this Article XI (an “Indemnified Party”) shall give prompt written notification (a “Claim Notice”) to the party from whom indemnification is sought (an “Indemnifying Party”) which contains (i) a description and the amount (the “Claimed Amount”), if then known, of any Losses incurred or reasonably expected to be incurred by the Indemnified Party and (ii) a statement that the Indemnified Party is entitled to indemnification under this Article XI for such Losses and a reasonable explanation of the basis therefor. For purposes of the foregoing, the Claimed Amount shall be a good faith estimate by the Indemnified Party of the Losses which the Indemnified Party has incurred or reasonably expects will be incurred in connection with the relevant claim. (b) Within thirty (30) days after delivery of a Claim Notice, the Indemnifying Party shall deliver to the Indemnified Party a written response (the “Response”) in which the Indemnifying Party shall either: (i) agree that the Indemnified Party is entitled to receive all of the Claimed Amount or (ii) dispute that the Indemnified Party is entitled to receive any or all of the Claimed Amount and the basis for such dispute (in such an event, the Response shall be

- 39 - referred to as an “Objection Notice”). If no Response is delivered by the Indemnifying Party to the Indemnified Party within such 30-day period, the Indemnifying Party shall be deemed to have agreed that an amount equal to the entire Claimed Amount shall be payable to the Indemnified Party and such Claimed Amount shall be promptly paid to Purchaser Indemnitees or Seller Indemnitees, as applicable. (c) In the event that the parties are unable to agree on whether Losses exist or on the amount of such Losses within the 30-day period after delivery of an Objection Notice, Purchaser or Seller may (but are not required to) petition or file an action in a court of competent jurisdiction for resolution of such dispute. (d) In the event that the Indemnified Party is entitled or is seeking to assert rights to indemnification under this Article XI relating to a third-party claim, the Indemnified Party shall give written notification to the Indemnifying Party of the commencement of any Action relating to such third-party claim. Such notification shall be given promptly after receipt by the Indemnified Party of notice of such Action, shall be accompanied by reasonable supporting documentation submitted by such third-party (to the extent then in the possession of the Indemnified Party) and shall describe in reasonable detail (to the extent known by the Indemnified Party) the facts constituting the basis for such Action and the amount of the claimed Losses, if then known; provided, however, that no delay, deficiency or failure on the part of the Indemnified Party in so notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent the Indemnifying Party can demonstrate in writing that the defense of such Action has been materially prejudiced by such delay, deficiency or failure. Within thirty (30) days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Action with counsel reasonably satisfactory to the Indemnified Party; provided, however, that (i) the Indemnifying Party may only assume control of such defense if it acknowledges in writing to the Indemnified Party that any Losses that may be assessed against the Indemnified Party in connection with such Action constitute Losses for which the Indemnified Party shall be indemnified pursuant to this Article XI, and (ii) the Indemnifying Party may not assume control of the defense of a suit or proceeding (A) involving criminal liability, (B) in which any relief other than monetary damages is sought against the Indemnified Party and the Indemnified Party reasonably determines that such non-monetary relief would materially and adversely affect the Indemnified Party, or (C) in which increased statutory, enhanced or treble damages are sought based on willful misconduct. In addition, notwithstanding anything to the contrary in the foregoing, in the event that an Indemnified Party reasonably determines that the conduct of the defense of any Action or any proposed settlement of any such Action by the Indemnifying Party might be expected to materially and adversely affect the Indemnified Party’s Tax Liability or the ability of the Indemnified Party to conduct its business (including relationships with customers, suppliers or other Persons with whom the Indemnified Party conducts business), the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement or negotiations relating to any such Action at the sole cost of the Indemnified Party, subject to reimbursement as part of a Claimed Amount. If the Indemnifying Party does not so assume control of such defense, the Indemnified Party shall control such defense at the Indemnified Party’s expense subject to reimbursement as a part of a Claimed Amount. The party not controlling such defense (the “Non-controlling Party”) may participate therein at its own expense; provided, however, that if the Indemnifying Party

- 40 - assumes control of such defense and the Indemnified Party reasonably concludes that the Indemnifying Party and the Indemnified Party have conflicting interests or different defenses available with respect to such suit or proceeding, the reasonable fees and expenses of counsel to the Indemnified Party shall be considered “Losses” for purposes of this Agreement. The party controlling such defense (the “Controlling Party”) shall keep the Non-controlling Party reasonably advised of the status of such Action and the defense thereof and shall consider in good faith recommendations made by the Non-controlling Party with respect thereto. The Non- controlling Party shall furnish the Controlling Party with such information as it may have with respect to such Action (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such Action. The Indemnifying Party shall not agree to any settlement of, or the entry of any judgment arising from, any such Action without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such Action without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, conditioned or delayed. 11.5 Survival of Representations, Warranties and Covenants; Determination of Losses. (a) Except as set forth in Sections 11.5(b), 11.5(c) and 11.5(d), the representations and warranties of Seller, the Principals, the Shareholders of Seller and Purchaser contained in this Agreement shall survive for a period ending on the Release Date, at which time such representations and warranties shall terminate. (b) The representations and warranties of Seller and the Principals contained in Section 5.19 (Taxes) (the “Tax Representations”) shall survive until the expiration of the applicable statute of limitations (including any applicable extensions) plus a period of thirty (30) days, at which time such representations and warranties shall terminate. (c) The representations and warranties of Seller and the Principals contained in Section 5.18 (Environmental Matters), Section 5.21 (Employees and Employee Benefits) and Section 5.6 (Related Party Transactions) shall survive until the fifth anniversary of the Closing Date (collectively, the “Five-Year Representations”). (d) The representations and warranties of (i) the Shareholders of Seller contained in Section 6.1 (Authority) and Section 6.4 (Brokers), (ii) Purchaser contained in Section 7.1 (Due Incorporation), Section 7.2 (Authority) and Section 7.5 (Brokers) and (iii) Seller and the Principals contained in Section 5.1 (Organization), Section 5.2 (Authority; Capacity), Section 5.4 (Brokers), Sections 5.7(a) and 5.7(b) (Title to Purchased Assets) and Section 5.23 (Certain Payments), (collectively, the “Fundamental Representations”) shall survive indefinitely. (e) Notwithstanding anything to the contrary in this Agreement, if an Indemnified Party delivers to an Indemnifying Party, before termination or expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or

- 41 - warranty, or a notice that, as a result of any Action brought by a third party, the Indemnified Party reasonably expects to incur Losses, then the applicable representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such notice. (f) The representations and warranties of Seller and the Principals shall not be deemed waived by reason of any investigation made by or on behalf of Purchaser. (g) Each covenant of Purchaser, the Shareholders of Seller and Seller set forth herein shall survive until such time as each such covenant has been fully performed and satisfied. (h) The amount of any Losses incurred by Purchaser Indemnitees or Seller Indemnitees, as applicable, will be reduced by the net amount Purchaser Indemnitees or Seller Indemnitees, as applicable, actually recover from any insurer or other party liable for such Losses. Purchaser Indemnitees and Seller Indemnitees will take commercially reasonable steps to notify, file a claim with and collect any amount from, any insurer or other party. (i) Seller shall cooperate with Purchaser to recover under Seller’s insurance policies for Losses suffered by Purchaser from events or damages occurring prior to the Closing in connection with the Business and shall only provide access to such coverage for any such Losses to the extent such coverage is available and permitted by the relevant policy; and Seller shall take all actions reasonably requested by Purchaser to obtain such recovery. (j) Any indemnity payments made pursuant to this Article XI shall be treated for all Tax purposes by the parties hereto as an adjustment to the Purchase Price. (k) If a Purchaser Indemnitee is entitled to indemnification for Losses arising out of both a breach of a representation and warranty of Seller and a Liability of Seller that is not an Assumed Liability and is a Retained Liability, such limitations shall not apply or restrict such Purchaser Indemnitee’s right to indemnification with respect to any such Retained Liability. Notwithstanding the foregoing, under no circumstances shall Purchaser be entitled to indemnification for an amount in excess of the Losses actually incurred by Purchaser. 11.6 Exclusive Remedy. Except with respect to (i) Losses based on fraud or willful misconduct, and (ii) injunctive relief or other equitable relief to restrain a breach or threatened breach of this Agreement or to specifically enforce this Agreement without proving that any monetary damages have been sustained, the indemnification provisions in this Article XI will be the exclusive remedy of Purchaser and Seller with respect to any and all monetary damages. 11.7 Right of Set-Off and Withholding. With respect to Losses arising under Section 11.1 that have been determined by mutual agreement of the parties hereto, or by final and binding decision of an arbitrator or court of competent jurisdiction, without any further right of appeal, the Purchaser Indemnitees shall be entitled to set off the amount of any such Losses against any amount payable to a Purchaser Indemnitee pursuant to the Joint Issues and Reverse Earn Out Payment Agreement. Further, if at the time Purchaser is required to pay any amount in accordance with Article 6 of the Joint Issues and Reverse Earn Out Payment Agreement, a Purchaser Indemnitee has provided a Claim Notice, Purchaser Indemnitees shall be entitled to

- 42 - withhold a portion of such payment in an amount equal to the Claimed Amounts, until such time as the validity and the amount of such claim(s) is determined in accordance with the terms of this Agreement. ARTICLE XII EMPLOYEE MATTERS 12.1 Seller’s Obligations. With the exception of terminations and departures in the Ordinary Course, Seller will use commercially reasonable efforts to employ all of its Employees until the Closing, and all employees so continuing shall be employed on the same terms and conditions as are in effect on the date of this Agreement. 12.2 Purchaser’s Obligations. Purchaser will make offers of employment, effective at the Closing, to employ (a) all of the Employees and (b) all employees who join Seller in compliance with this Agreement during the period beginning on the date hereof and ending on the Closing Date (the “New Employees”), other than the employees listed in Section 12.2 of the Disclosure Schedule. Such offers shall provide: (i) substantially comparable terms in the aggregate with respect to job function, title and location as each such Employee or New Employee was performing, held or had immediately prior to the Closing Date without material diminution of job responsibility or authority; and (ii) remuneration and benefits that are substantially comparable in the aggregate to the remuneration and benefits each Employee or New Employee received immediately prior to the Closing. Seller covenants and agrees to fully cooperate with Purchaser in making such offers of employment, securing acceptance of such offers of employment and taking other applicable onboarding actions with respect to Purchaser’s employment of the Employees and the New Employees as contemplated hereby, including, but not limited to, any actions necessary to transition the Employees and the New Employees to the employment benefit plans to be offered by Purchaser. 12.3 Seller’s Responsibilities. Seller will pay, be responsible for and will discharge all Retained Employee Liabilities. 12.4 Purchaser’s Responsibilities. Purchaser will pay, be responsible for and will discharge all Assumed Employee Liabilities which become payable at any time subsequent to the close of business on the Closing Date. ARTICLE XIII GUARANTEE 13.1 Guarantee of Purchaser’s Obligations. Guarantor hereby irrevocably and unconditionally guarantees to Seller and the Shareholders of Seller the timely and complete performance and payment of all obligations of Purchaser under this Agreement and any

- 43 - agreements, instruments, certificates or other documents executed by Purchaser pursuant to or in connection with this Agreement. 13.2 Liability of Guarantor.The liability of Guarantor under the guarantee (the “Guarantee”) contemplated by Section 13.1 is absolute and unconditional and the Guarantee shall be binding upon Guarantor and its successors and permitted assigns, shall not be subject to any counterclaim, setoff, deduction or defense-based upon any claim Guarantor may have against Seller or the Shareholders of Seller, hereunder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not Guarantor shall have any knowledge or notice thereof) which might otherwise constitute a legal or equitable discharge or defense of a guarantor; provided that any claim hereunder against Guarantor shall be subject to, and Guarantor shall have available to it in defense of any such claim, any and all of Purchaser’s rights and defenses in respect of any such claim. 13.3 Expenses. Guarantor shall pay all costs and expenses (including legal fees and expenses) reasonably incurred by or on behalf of Seller and/or the Shareholders of Seller in enforcing the obligations of Guarantor under the Guarantee. ARTICLE XIV CERTAIN OTHER AGREEMENTS 14.1 Confidentiality. During the Restricted Period, Seller shall, and shall cause its Affiliates and agents to, keep confidential and not, directly or indirectly, divulge to any Person or use for their own benefit, any Company Confidential Information. “Company Confidential Information” shall mean confidential or proprietary information or confidential documents relating to the Business or the Purchased Assets, including proprietary information relating to products, confidential records, computer software programs, terms of Transferred Contracts, Intellectual Property, pricing information, marketing information, sales techniques, business organization, personnel, business activities, customers, and financial information or prospects of the Business, in any form, including printed, written, oral, visual, electronic or software. In the event that any Seller is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Company Confidential Information, Seller shall notify Purchaser of the request or requirement so that Purchaser may seek an appropriate protective order or waive compliance with the provisions of this Section 14.1. If, in the absence of a protective order or the receipt of a waiver hereunder at the time such disclosure is requested or required to be made, Seller believes in good faith, after consulting with counsel, that it is legally compelled to disclose any such Company Confidential Information or else stand liable for contempt or suffer censure or other penalty, Seller may disclose such Company Confidential Information; provided, however, that Seller shall use its commercially reasonable efforts to obtain an Order or other assurance that confidential treatment will be accorded to such portion of such Company Confidential Information required to be disclosed. The prohibitions against disclosure of Company Confidential Information recited herein are in addition to, and not in lieu of, any rights or remedies that Purchaser may have available pursuant to the Laws of any jurisdiction or at common Law to prevent the disclosure of trade secrets or proprietary information, and the enforcement by Purchaser of its rights and remedies pursuant to this

- 44 - Agreement shall not be construed as a waiver of any other rights or available remedies that it may possess in law or equity absent this Agreement. The following information does not constitute “Company Confidential Information”, information that (a) is generally available to the public other than as a result of a disclosure by Seller; or (b) was received after the date of this Agreement from another Person without any limitations on use or disclosure, but only the recipient had no reason to believe that the other Person was prohibited from using or disclosing the information by a contractual or fiduciary obligation. 14.2 Post Closing Access to Records/Cooperation. Purchaser and Seller shall provide each other with such assistance as may reasonably be requested by the other in connection with the preparation of any return or report of Taxes, any audit or other examination by any taxing authority, any judicial or administrative proceedings relating to Liabilities for Taxes, or any other matter for which cooperation and assistance is reasonable requested. Such assistance shall include making employees available on a mutually convenient basis to provide additional information or explanation of material provided hereunder and shall include providing copies of relevant Tax Returns and supporting material. The party requesting assistance hereunder shall reimburse the assisting party for reasonable out-of-pocket expenses incurred in providing assistance. Purchaser and Seller shall retain for seven (7) years following the Closing Date and provide the others with any records or information which may be relevant to such preparation, audit, examination, proceeding or determination. In addition, upon reasonable advance notice from Seller, Purchaser will, during Purchaser’s regular business hours and in a manner that does not unreasonably interfere with the operation of Purchaser’s business, afford Seller and its representatives reasonable access to the data and records included in the Purchased Assets. 14.3 Consents Not Obtained at Closing. (a) Seller shall use all commercially reasonable efforts to obtain and deliver to Purchaser at or prior to the Closing such consents as are required to allow the assignment by Seller to Purchaser of Seller’s rights, title and interest in, to and under any Transferred Contract and Permit included in the Purchased Assets. To the extent any Transferred Contract or Permit is not capable of being assigned without the consent or waiver of the other party thereto or any third party (including any Governmental Authority), or if such assignment or attempted assignment would constitute a breach thereof or a violation of any Law or Order, neither this Agreement nor the Bill of Sale and Assignment Agreement shall constitute an assignment or an attempted assignment of such Transferred Contract or Permit. (b) If any such consents and waivers are not obtained with respect to any Transferred Contract, the Bill of Sale and Assignment Agreement shall constitute an equitable assignment by Seller to Purchaser of all of Seller’s rights, benefits, title and interest in and to such Transferred Contract, to the extent permitted by Law, and Purchaser shall be deemed to be Seller’s agent for the purpose of completing, fulfilling and discharging all of Seller’s rights and Liabilities arising on and after the Closing Date under such Transferred Contract, and Seller shall take all necessary steps and actions to provide Purchaser with the benefits of such Transferred Contract.

- 45 - 14.4 Further Assurances. The parties shall execute such further documents, and perform such further acts, as may be reasonably necessary to transfer and convey the Purchased Assets and Assumed Liabilities to Purchaser, on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby. 14.5 Non-Competition. (a) In consideration of the benefits received by Seller and each Shareholder of Seller herein and in order to induce Purchaser to enter into this Agreement, Seller and each Shareholder of Seller shall not, during the applicable periods set out in Sections 14.5(b) and 14.5(c), anywhere in Canada and the United States (the “Restricted Territory”), directly or indirectly (whether as an owner, partner, member, manager, shareholder, agent, officer, director, employee, independent contractor, consultant, or otherwise): (i) except in connection with Purchaser or its Affiliates, own, operate, manage, control, invest in, perform services as an employee, consultant or independent contractor of, or engage or participate in any manner in, (alone or in association with any Person) any Person that engages in or owns, invests in, operates, manages or controls any venture or enterprise that engages or proposes to engage in any business that is competitive with the Business or the business carried on by LogCAN Consulting Inc. or Ontario’s Municipal Equipment Resources Guide Inc. in the Restricted Territory as of the date hereof (“Restricted Business”); or (ii) except on behalf of Purchaser or an Affiliate of Purchaser, solicit, or participate as employee, agent, consultant, shareholder, member, manager, director, partner or in any other individual or representative capacity, in any business which solicits any Person who is, or within the twelve (12) month period immediately preceding the Closing was, an employee, customer, supplier or partner of Seller or the Business, for the purpose of securing employment, business or contracts related to the Restricted Business. (b) Seller and each Shareholder of Seller shall be bound by the restrictions set out in Section 14.5(a) for a period beginning on the Closing Date and ending two (2) years following the termination of such Principal’s employment with Purchaser (the “Restrictive Period”). Notwithstanding the foregoing, if a Shareholder of Seller’s, employment is terminated by Purchaser without cause, the Restrictive Period for such person shall be automatically reduced to the period beginning on the Closing Date and ending one (1) year following the termination of such person’s employment with Purchaser. (c) Notwithstanding Section 14.5(b), the Restrictive Period shall not: (i) end prior to the third anniversary of the Closing Date; or (ii) continue beyond the fifth anniversary of the Closing Date. (d) Nothing contained in this Section 14.5 shall be construed to prevent Seller or any Shareholder of Seller from engaging in any business activity approved in advance and in writing by Purchaser, or from investing in the securities of any competing company that are listed on a national or regional securities exchange or have been registered under Section 12(g)

- 46 - of the Exchange Act, but only if Seller or any Shareholder of Seller is not involved in the management of the business of said company in any material respect and only if Seller and its associates (as such term is defined in Regulation 14(A) promulgated under the Exchange Act, as in effect on the date hereof) collectively, does not own more than an aggregate of two percent (2%) of the equity securities of such company. (e) In the event of a breach or a threatened breach by Seller or any Shareholder of Seller of any of the provisions of this Section 14.5, Purchaser, in addition and supplementary to other rights and remedies existing in its favor, shall be entitled to specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In the event of a breach or violation by Seller or any Shareholder of Seller of any covenant set forth in this Section 14.5, the terms of such covenant will be extended by the period of the duration of such breach or violation. 14.6 Tax Matters. (a) Seller shall be liable for and shall pay all Taxes, whether assessed or unassessed, applicable to the Business or the Purchased Assets, in each case attributable to all periods prior to the Closing Date. Purchaser shall be liable for and shall pay all Taxes, whether assessed or unassessed, applicable to the operation of the Business or the Purchased Assets, in each case attributable to periods beginning on or after the Closing Date. (b) Seller or Purchaser, as the case may be, shall provide reimbursement for any Tax paid by the other that is the responsibility of Seller or Purchaser, respectively, in accordance with the terms of this Agreement. Within a reasonable time prior to the payment of any Tax by one party on behalf of any other party, the party paying the Tax shall give notice to such other party of the Tax for which it is responsible, although failure to do so shall not relieve the other party from its Liability under this Agreement. (c) After the Closing, Seller and Purchaser shall (and shall cause their respective Affiliates to): (i) make available to the other parties hereto and to any taxing authority, as reasonably requested, all information, records, and documents with respect to Taxes relating to the Business or the Purchased Assets and preserve that information and those records and documents until the expiration of seven (7) years following the Closing Date; (ii) provide timely written notices to the other parties hereto of any pending or threatened Tax proceedings relating to the Business or the Purchased Assets for taxable periods for which any other party hereto may have a responsibility under this Section 14.6 or otherwise; and (iii) furnish the other parties hereto with copies of all correspondence received from any taxing authority in connection with any Tax proceeding or information request with respect to any taxable period for which any other party hereto may have a responsibility under this Section 14.6 or otherwise.

- 47 - (d) Seller and Purchaser agree to use the alternate procedure set forth in Internal Revenue Service Revenue Procedure 2004-53 with respect to wage reporting. 14.7 Risk of Loss. Until the Closing, the Purchased Assets and Business will be and remain at the sole risk of Seller. 14.8 Pre-Closing Loss. If prior to the Closing Date any of the Purchased Assets are destroyed or damaged by fire or any other casualty or shall be expropriated or seized by any Governmental Authority, the Purchase Price of the Purchased Assets shall not be affected by such destruction or damage and the compensation for such expropriation or seizure paid or payable to Seller shall be deemed an asset of Seller without any adjustment to the Purchase Price, and Purchaser shall accept such compensation, or the right to recover the same in replacement for such assets so expropriated or seized. ARTICLE XV MISCELLANEOUS 15.1 Cost and Expenses. Purchaser will pay its own costs and expenses (including attorneys’ fees, accountants’ fees and other professional fees and expenses) in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the purchase of the Purchased Assets and the other transactions contemplated by this Agreement (except as otherwise specifically provided for herein); and Seller will pay their own respective costs and expenses (including attorneys’ fees, accountants’ fees and other professional fees and expenses) in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the sale of the Purchased Assets and the other transactions contemplated by this Agreement (except as otherwise specifically provided for herein). 15.2 Entire Agreement. The Disclosure Schedule and the Exhibits referenced in this Agreement are incorporated into this Agreement and together with the Joint Issues and Reverse Earn Out Payment Agreement contain the entire agreement between the parties hereto with respect to the transactions contemplated hereunder, and supersede all negotiations, representations, warranties, commitments, offers, contracts and writings prior to the date hereof, including the Letter of Intent other than section (h) of the Letter of Intent which shall survive. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the party to be bound thereby. 15.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. A copy transmitted via facsimile or e-mail of this Agreement, bearing the signature of any party shall be deemed to be of the same legal force and effect as an original of this Agreement bearing such signature(s) as originally written of such one or more parties. 15.4 Assignment, Successors and Assigns. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other parties; provided, however, that Purchaser may assign all or part of its respective rights under this Agreement and delegate all or part of its respective obligations under this Agreement

- 48 - without such written consent to (i) one or more of its Affiliates, in which event all the rights and powers of Purchaser, as the case may be, and remedies available to it under this Agreement shall extend to and be enforceable by each such Affiliate, or (ii) its lenders as security for any obligations arising in connection with the financing of the transactions contemplated hereby or for the Business and Purchased Assets acquired hereunder; provided that: (a) Purchaser provides Seller and the Shareholders of Seller at least 10 days’ prior written notice of such an assignment; and (b) Purchaser and Guarantor shall remain jointly and severally liable with the assignee for all of the liabilities and obligations of Purchaser hereunder notwithstanding the assignment. For the sake of clarity, Guarantor shall not be permitted to assign its obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. 15.5 Interpretation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Unless the context of this Agreement otherwise requires, (a) words of any gender shall be deemed to include each other gender, (b) words using the singular or plural number shall also include the plural or singular number, respectively, (c) references to “hereof,” “herein,” “hereby” and similar terms shall refer to this entire Agreement, (d) all references in this Agreement to Articles, Sections and Exhibits shall mean and refer to Articles, Sections and Exhibits of this Agreement, (e) all references to statutes and related regulations shall include all amendments of the same and any successor or replacement statutes and regulations in effect as of the Closing Date, (f) references to any Person shall be deemed to mean and include the successors and permitted assigns of such Person (or, in the case of a Governmental Authority, Persons succeeding to the relevant functions of such Person), (g) the word “including” means “including without limitation” and (h) references to a specific statute or Act applicable in a state or territory in the United States includes a reference to any statute or Act of any other state or territory relating to the same or similar subject matter to which Seller or the Purchased Assets are subject. In this Agreement, any reference to a document being provided to Purchaser shall include the uploading of such document to the Project Hunter Intralinks data room prior to the date hereof. 15.6 Reserved. 15.7 Savings Clause. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof. 15.8 Headings. The captions of the various Articles and Sections of this Agreement have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any of the provisions of this Agreement.

- 49 - 15.9 Governing Law. The validity, interpretation and effect of this Agreement shall be governed exclusively by the Laws of the Province of Ontario and the federal laws of Canada applicable therein, excluding the “conflict of laws” rules thereof. 15.10 Disclosure Generally. All references to this Agreement herein or to the Disclosure Schedule shall be deemed to refer to this entire Agreement, including the Disclosure Schedule; provided, however, that information furnished in one Section of the Disclosure Schedule shall be deemed to be included in another Section of the Disclosure Schedule to the extent such disclosure is reasonably apparent on the face thereof to be relevant to such other section, whether or not a specific cross-reference appears. (By way of example, the failure to disclose non-compliance with Environmental Laws in Section 5.11 of the Disclosure Schedule (Litigation and Compliance with Laws), when such non-compliance is disclosed in Section 5.18 of the Disclosure Schedule (Environmental Matters), shall be deemed to be disclosed for purposes of Section 5.11 and shall not give rise to any claim for breach.) 15.11 Press Releases and Public Announcements. Seller and Purchaser will consult and cooperate with each other concerning the timing and manner of the announcements of the transactions contemplated by this Agreement to Seller’s employees, customers, suppliers, and other business relations. Upon Purchaser’s request, Seller will permit Purchaser to be present at any such announcement. Any public announcements with respect to this Agreement or the transactions contemplated by this Agreement will be made, if at all, at such time and in such manner as agreed to by Seller and Purchaser, provided, however that Purchaser may make any announcement as it determines required by applicable securities Law or the applicable exchange on which Guarantor’s securities are traded. 15.12 Currency. All amounts expressed in this Agreement and all payments required by this Agreement are in Canadian dollars. 15.13 Survival. All representations and warranties made by any party in this Agreement shall be deemed made for the purpose of inducing the other party to enter into this Agreement and shall survive the Closing as provided in Section 11.5. 15.14 Notices. (a) All notices, requests, demands and other communications under this Agreement shall be in writing and delivered in person, or sent by facsimile or sent by reputable overnight delivery service and properly addressed as follows: To Guarantor or Purchaser: Federal Signal Corporation 1415 W. 22nd Street, Suite 1100 Oak Brook, IL 60523 Fax: (630) 954-2030 Attention: President With a copy not constituting notice to:

- 50 - Federal Signal Corporation 1415 W. 22nd Street, Suite 1100 Oak Brook, IL 60523 Fax: (866) 229-3522 Attention: General Counsel Thompson Coburn LLP One US Bank Plaza St. Louis, MO 63116 Fax: (314) 552-7000 Attention: Michele C. Kloeppel To Seller, the Principals and the Shareholders of Seller: c/o Joe Johnson Equipment (USA) Inc. 2521 Bowman Street Innisfil, Ontario L9S 3V6 Telephone: (705) 733-7700 Fax: (705) 733-8800 Attention: Joe Johnson With a copy not constituting notice to: Jim Elder Borden Ladner Gervais LLP 40 King Street West Toronto, Ontario M5H 3Y4 Telephone: (416) 367.6188 Fax: (416) 367-6749 Attention: Jim Elder (b) Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with its contents. (c) All notices and other communications required or permitted under this Agreement which are addressed as provided in this Section 15.14 if delivered personally or courier, shall be effective upon delivery; if sent by facsimile, shall be delivered upon receipt of proof of transmission. 15.15 Submission to Jurisdiction; Venue. The parties hereto hereby irrevocably submit to the nonexclusive jurisdiction of any court of the Province of Ontario or the State of

- 51 - New York over any dispute arising out of or relating to this agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 15.14. Nothing in this Section 15.15, however, shall affect the right of any party to serve such summons, complaint or initial pleading in any other manner permitted by Law. 15.16 No Third-Party Beneficiary. This Agreement is being entered into solely for the benefit of the parties hereto, Purchaser Indemnitees and Seller Indemnitees, and the parties do not intend that any employee or any other Person shall be a third-party beneficiary of the covenants by Seller, the Principals, the Shareholders of Seller or Purchaser contained in this Agreement, except as contemplated by this Section 15.16. [signature page follows]

SIGNATURE PAGE TO THE ASSET PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first written above. PURCHASER: VACTOR MANUFACTURING INC. By: /s/ Jennifer L. Sherman Name: Jennifer L. Sherman Title: Vice President GUARANTOR: FEDERAL SIGNAL CORPORATION By: /s/ Jennifer L. Sherman Name: Jennifer L. Sherman Title: President and Chief Executive Officer SELLER: JOE JOHNSON EQUIPMENT (USA) INC. By: /s/ Joe Johnson Name: Joe Johnson Title: President SHAREHOLDERS OF SELLER: /s/ Joe Johnson JOE JOHNSON /s/ Jeff Johnson JEFF JOHNSON /s/ Jamie Johnson JAMIE JOHNSON 2019185 ONTARIO INC. By: /s/ Joe Johnson Name: Joe Johnson Title: President

- i - ANNEX I Whenever used in the Agreement, the following terms shall have the meanings set forth in this Annex I, unless otherwise expressly provided: “Accounts Receivable” – As defined in clause (i) of the definition of Purchased Assets. “Action” means any action, administrative enforcement, appeal, petition, plea, charge, complaint, claim, suit, demand, litigation, arbitration, mediation, hearing, or other proceeding commenced, brought, or heard by or before any Governmental Authority. “Affiliate” means as to any Person, any other Person which, directly or indirectly, is controlled by, controls, or is under common control with, such Person. As used in the preceding sentence, “control” shall mean and include, but not necessarily be limited to, (i) the ownership of ten percent (10%) or more of the voting securities or other voting interest of such Person, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Allocation Dispute Notice” As defined in Section 1.6(a). “Alternative Proposal” – As defined in Section 4.3(r). “Applicable CRO Holdback Amount” — As defined in the Joint Issues and Reverse Earn Out Payment Agreement. “ASPE” means Accounting Standards for Private Enterprises. “Assumed Employee Liabilities” means any and all of the following: (i) Liabilities assumed by the Purchaser pursuant to accepted offers of employment made pursuant to Article XII; and (ii) Liabilities of Seller with respect to the Employees and New Employees reflected on the Final Closing Balance Sheet settled pursuant to Section 5.3 of the Joint Issues and Reverse Earn Out Payment Agreement, but only to the extent of the monetary amount of such Liabilities so reflected and included in the determination of the Net Working Capital. “Assumed Liabilities” - As defined in Section 1.4(a). “Auditor’s Allocation Determination” – As defined in Section 1.6(b). “Bill of Sale and Assignment Agreement” - As defined in Section 3.2(a). “Business” has the meaning set forth in the recitals. “Business Day” means any day other than a Saturday or Sunday or other day on which banks in Toronto, Ontario or Chicago, Illinois are authorized or required to be closed.

- ii - “Canadian Purchase Agreement” has the meaning set forth in the recitals. “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq. “Change” - As defined in the preamble to Article V. “Claim” means any act, omission or state of facts and any demand, action, investigation, inquiry, suit, proceeding, claim, assessment, judgment or settlement or compromise relating thereto which may give rise to a right of indemnification under this Agreement. “Claim Notice” - As defined in Section 11.4(a). “Claimed Amount” - As defined in Section 11.4(a). “Closing” - As defined in Section 3.1. “Closing Date” means April 1, 2016 or as contemplated by Section 3.1. “Closing Purchase Price” - As defined in Section 1.3(a). “Code” means the Internal Revenue Code of 1986, as amended. “Company Confidential Information” - As defined in Section 14.1. “Contingent Customer Obligations” means any and all Liabilities arising from, in connection with, or related to, any rebate, giveback, promotional, customer or volume discount program or arrangement with respect to any product of the Business. “Contract” means, with respect to any Person, any contract, agreement, deed, mortgage, lease, license, purchase order, commitment, arrangement or undertaking, written or oral, or other document or instrument to which or by which such Person is a party or otherwise subject or bound or to which or by which any asset, property or right of such Person is subject or bound. “Controlling Party” - As defined in Section 11.4(d). “CRO Objection Notice” - As defined in Section 1.7(d). “Current Assets” - As defined in the Joint Issues and Reverse Earn Out Payment Agreement. “Current Liabilities” - As defined in the Joint Issues and Reverse Earn Out Payment Agreement.

- iii - “Customer Repurchase Notice” - As defined in Section 1.7(a). “Customer Repurchase Obligation” means any and all Liabilities of Seller arising from, in connection with, or related to, any customer repurchase, buy-back or similar obligation with respect to any product of the Business, including, without limitation, those set forth on Section 5.14(c) of the Disclosure Schedule. “Customer Repurchase Recovery Amount” means with respect to any Repurchased Unit: (a) the aggregate proceeds actually received by Purchaser with respect to the resale of such Repurchased Unit; less (b) all Refurbishing Costs for such Repurchased Unit. “Disclosure Schedule” means the schedules delivered by Seller to Purchaser concurrently herewith and identified by the parties as the Disclosure Schedule. “Effective Time” means 12:01 am (EST) on the Closing Date. “Employee Benefit Plan” means all employee compensation or benefit plans, agreements, programs, arrangements or policies which are maintained or otherwise contributed to or required to be contributed to by Seller for the benefit of any Employees including, without limitation, in relation to retirement, pension, bonus, change of control, retention, performance, stock purchase, phantom stock, stock appreciation, incentive compensation, profit sharing, stock option, deferred compensation, incentive compensation, severance or termination pay, insurance, health benefits, medical, hospital, dental, vision care, drug, sick leave, disability, life insurance, salary continuation, legal benefits, unemployment benefits, vacation time, vacation pay, or holiday pay and each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, that is maintained, sponsored, contributed to, by Seller or to which Seller are required to contribute or for which Seller or any of its ERISA Affiliates has any or are likely to have any Liability. “Employees” means all employees of Seller who are employed in the Business as of the date hereof, whether full-time, part-time, salaried or hourly. “Employment Law” means any Law relating to employment and/or employment practices, terms and conditions of employment, payment or non-payment of wages and other compensation, affirmative action, working conditions, labor unions, and payment, non-payment, and/or provision of employee benefits, including, without limitation, the Worker Adjustment and Retraining Notifications Act, Immigration and Nationality Act, Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, Americans with Disabilities Act, Age Discrimination in Employment Act, Racketeer Influenced and Corrupt Organizations Act, Foreign Corrupt Practices Act, 18 U.S.C. §1341 et seq. (provisions relating to honest services mail and wire fraud), Rehabilitations Act of 1973, ERISA, National Labor Relations Act, and the Occupational Safety and Health Act. “Environment” means all components of the Earth, including: (a) water (whether surface water or ground water, and including any drinking water supply and sewer system); (b) air (whether ambient air or the Earth’s atmosphere); (c) soil, land surface and subsurface strata

- iv - (whether submerged or covered by a structure); (d) organic and inorganic matter; living species and organisms; or (e) a combination of any of the foregoing; and, generally, the ambient milieu in which living species and organisms have dynamic relations. “Environmental Attribute” – As defined in Section 5.18(n). “Environmental Laws” means any and all Laws relating to, in whole or in part: (i) the protection of the Environment or any natural resource; (ii) the presence, Release or Remediation of Substances; (iii) the ownership, occupation, custody, use, operation, control, lease, management, transfer or sale of contaminated sites; (iv) public health, occupational health and safety, the exposure of workers to Substances in the workplace, and worker right-to-know legislation pertaining thereto; and (v) the manufacturing, extraction, processing, production, treatment, use, recycling, receipt, transportation, handling, storage, shipping, distribution, labelling, import, export or sale of Substances or of products or product ingredients by virtue of their composition or any other physical properties and any other act, business, operation or activity that endangers, increases the danger to or poses a risk of harm to the Environment or public health; and (vi) the use, withdrawal or extraction of natural resources, including water. Without limiting the generality of the foregoing, “Environmental Laws” includes (1) the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as amended, (2) CERCLA, (3) the Clean Water Act, 33 U.S.C. § 1251 et seq., as amended, (4) the Clean Air Act, 42 U.S.C. § 7401 et seq., as amended, (5) the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., as amended, (6) the Emergency Planning and Community Right To Know Act, 15 U.S.C. § 2601 et seq., as amended, and (7) the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., as amended. “Environmental Liabilities” means all Liabilities, responsibilities, Actions, losses, costs (including remedial, removal, response, abatement, clean-up, investigation, or monitoring costs and any other related costs and expenses), damages, settlements, expenses, charges, assessments, liens, penalties, fines, pre-judgment and post-judgment interest, attorneys’ fees and other legal fees pursuant to any agreement, order, notice, or responsibility, directive (including directives embodied in Environmental Laws), injunction, judgment, or similar documents (including settlements), arising out of or in connection with any Environmental Laws. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. “ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with Seller or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code. “Estimated Closing Balance Sheet” - As defined in the Joint Issues and Reverse Earn Out Payment Agreement. “Estimated Net Working Capital” - As defined in the Joint Issues and Reverse Earn Out Payment Agreement. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Expiration Date” means April 30, 2016.

- v - “Financial Statements” - As defined in Section 5.14(a). “Five-Year Representations” - As defined in Section 11.5(c). “FST” has the meaning set forth in the recitals. “Fundamental Representations” - As defined in Section 11.5(d). “Governmental Authority” means the government of the United States or any foreign country or any provincial, state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including quasi-governmental entities established to perform such functions. “Guarantee” - As defined in Section 13.2. “Guarantor” has the meaning set forth in the caption. “Income Taxes” means any Taxes measured by, or imposed on, net income or any franchise Taxes imposed in lieu thereof, including, in each case, any interest or penalties related thereto. “Indebtedness” means (a) all indebtedness for borrowed money, or issued in substitution for or exchange of indebtedness for borrowed money, or for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured, and any “earn-out” and similar obligations), including the current portion of such indebtedness, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) all obligations under conditional sale or other title retention agreements, (e) all “cut” but un- cashed checks or any overdrafts outstanding as of the Closing Date, (f) any indebtedness secured by a lien on a Person’s assets, (g) any accrued expenses, (h) any Contingent Customer Obligations (to the extent not booked or recorded as an accrued expense), (i) any accrued interest on any of the foregoing, (j) any prepayment or other similar fees, expenses or penalties on or relating to the repayment or assumption of any of the foregoing and (k) all guarantees of any of the items set forth in clauses (a) - (j) above. “Indemnified Party” - As defined in Section 11.4(a). “Indemnifying Party” - As defined in Section 11.4(a). “Independent Auditor” - As defined in Section 1.6(b). “Intellectual Property” means, on a worldwide basis: (a) all inventions, developments, discoveries, concepts and ideas (whether or not patentable and whether or not reduced to practice) and all patents, patent applications, patent disclosures and all related continuations,

- vi - divisionals, continuations-in-part, reissues, reexaminations, utility models, certificates of invention, industrial designs, and design patents, as well as the rights to file for, and to claim priority to, any such patent rights, (b) all registered and unregistered trademarks, service marks, domain names, trade dress and product configurations, logos, trade names, corporate names, and all other indicia of source, together with all goodwill associated with any of the foregoing, and all registrations and applications therefor including all extensions, modifications, and renewals of same, (c) all registered and unregistered copyrights in both published and unpublished works and all moral rights, and applications for registration thereof, (d) all computer software, data and documentation, (e) all internet domain names and registration rights, uniform resource locators, internet or worldwide web sites or protocol addresses, and all related content and programming, and related security passwords or codes, (f) all trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, including know-how, formulas, drawings and technical plans, schematics, prototypes, designs, models, unpublished works of authorship, data and databases, manufacturing and production processes and techniques, research and development information, other copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans, vinyl patterns and customer and supplier lists and information, (g) all other proprietary rights relating to any of the foregoing and (h) all copies and tangible embodiments thereof (in whatever form or medium). “Intercompany Accounts” means all accounts payable of the Business representing amounts owed by the Business to Seller or divisions or Affiliates of Seller, and all accounts receivable owed to the Business by Seller or divisions or Affiliates of Seller, provided that payables owing by Seller to Shareholders of Seller are excluded from Intercompany Accounts. “Interim Financial Statements” - As defined in Section 5.14(a). “Inventory” means all inventories of the Business, including all raw materials, work in process, parts, supplies and finished goods merchandise. “Jamie” has the meaning set forth in the caption. “Jeff” has the meaning set forth in the caption. “JJE” has the meaning set forth in the recitals. “Joe” has the meaning set forth in the caption. “Joint Issues and Reverse Earn Out Payment Agreement” means that certain Joint Issues and Reverse Earn Out Payment Agreement dated as of the date hereof entered into among Purchaser, Guarantor, Seller, the Shareholders of Seller and the other parties thereto. “Law” means any law, statute, code, regulation, ordinance, rule, Order or governmental requirement enacted, promulgated, entered into, agreed, imposed or enforced by any Governmental Authority.

- vii - “Lease” means all leases, subleases, licenses, concessions and other agreements (written or oral), including all amendments, extensions, renewals and guaranties with respect thereto, pursuant to which Seller holds any Leased Real Property. “Leased Real Property” means the real property leased or subleased to Seller and used in, or otherwise material to, the Business and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property related to the Business. “Letter of Intent” means that certain letter of intent dated November 17, 2015 among JJE and Guarantor, as amended. “Liabilities” means any obligation or liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), including any liability for Taxes. “Licensed Intellectual Property” means any and all Intellectual Property, whether or not included in Section 5.12(a) of the Disclosure Schedule, that is licensed or co-licensed by Seller and is related, or otherwise material, to the Business. “Lien” means any encumbrance of any kind whatever (registered or unregistered) and includes a security interest, mortgage, conditional sale, lien, hypothec, pledge, hypothecation, assignment, charge, security, trust or deemed trust (whether contractual, statutory or otherwise arising), voting trust or pooling agreement with respect to securities, any adverse claim, easement, restrictive covenant, limitation, agreement, reservation, right-of-way, restriction, preferential arrangement, encroachment or burden, or joint ownership interest, grant of any exclusive license or sole license, or any other right, option or claim of others of any kind whatever affecting the Purchased Assets or the use of any thereof, and any rights or privileges capable of becoming any of the foregoing. “Losses” means any and all loss, liability, damage, cost, expense, charge, fine, penalty or assessment, suffered or incurred by the Person seeking indemnification, resulting from or arising out of any Claim, including the costs and expenses of any action, suit, proceeding, investigation, inquiry, arbitration award, grievance, demand, assessment, judgment, settlement or compromise relating thereto, but: (i) excluding any contingent liability until it becomes actual; (ii) reduced by any net Tax benefit actually received by the Person seeking indemnification solely to the extent such benefit is received within two (2) years from the date of Loss; and (iii) reduced by any recovery, settlement or other benefits pursuant to insurance coverage actually received by the Person seeking indemnification to which such indemnification payments apply. “Material Adverse Change” means any effect or change that would be (or could reasonably be expected to be) materially adverse to the business, assets, condition (financial or otherwise), operating results, operations, or prospects of the Business, taken as a whole, or to the ability of Seller to consummate timely the transactions contemplated hereby, except that a Material Adverse Change does not include a change or effect caused by (i) the execution or announcement of the execution of this Agreement; (ii) compliance with the terms of, or taking any action required or permitted by, this Agreement, (iii) changes in general economic,

- viii - financial, regulatory or market conditions affecting the Business or the industry in which the Business operates; (iv) changes to the Canadian or U.S. credit markets in general, including changes in interest rates or the availability of financing; (v) any change in Laws or accounting rules, including ASPE, and any changes in the interpretation thereof; and (vi) and acts war, act of terrorism, civil unrest or similar events; provided, however that any effect or change referred to in clauses (iii) through (vi) above shall take into account in determining if a Material Adverse Change has occurred or could reasonably be expected to occur, if such event or change has a disproportionate effect on the Business compared to other participants in the industry in which the Business operates. “Material Contract” means any Contract entered into by Seller which imposes annual obligations upon Seller of more than $10,000, or which imposes aggregate obligations upon Seller of more than of $25,000. “Material Customers” - As defined in Section 5.20(b). “Material Suppliers” - As defined in Section 5.20(a). “Most Recent Fiscal Year End” - As defined in Section 5.14(a). “Net Customer Repurchase Obligation” – means, for each applicable measurement period: (a) the aggregate amount of Customer Repurchase Obligations paid by Purchaser in such period; less (b) the aggregate Customer Repurchase Recovery Amounts received by Purchaser in such period. “Net Working Capital” - As defined in the Joint Issues and Reverse Earn Out Payment Agreement. “New Employees” - As defined in Section 12.2. “Non-controlling Party” - As defined in Section 11.4(d). “Objection Notice” - As defined in Section 11.4(b). “Order” means any decree, order, judgment, writ, award, injunction, stipulation or consent of or by, or settlement agreement with, a Governmental Authority. “Ordinary Course” means the ordinary course of business of the Business, and of Seller in connection with the Business, consistent with past practice and custom. “Owned Intellectual Property” means any and all Intellectual Property, whether or not included in Section 5.12(a) of the Disclosure Schedule, that is owned or co-owned (provided that any co-owned Intellectual Property shall be specifically noted as such on the Disclosure Schedule) by Seller and is related, or otherwise material, to the Business.

- ix - “Owned Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights appurtenant thereto. “Payoff Amounts” - As defined in Section 3.2(f). “Permits” - As defined in Section 5.17. “Permitted Liens” means (i) security given by Seller to a public utility or any Governmental Authority when required in the Ordinary Course but only to the extent that the obligation secured at the Closing Date is adjusted in favor of Purchaser on the Closing Balance Sheet; (ii) easements, including rights of way for, or reservations or rights of others relating to, sewers, water lines, gas lines, pipelines, electric lines, telegraph and telephone lines and other similar products or services and any registered restrictions or covenants that run with the land, provided that there has been compliance with the provisions thereof and that they do not affect the ability of Purchaser to carry on the Business as it has been carried on in the past; (iii) zoning bylaws, ordinances or other restrictions as to the use of real property, and agreements with other Persons registered against title to the lands, provided that they do not in the aggregate and will not materially and adversely affect the ability of Purchaser to carry on the Business as it has been carried on in the past, (iv) Liens for Taxes, assessments or other claims by a Governmental Authority not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings or for which an appropriate reserve or security deposit is established by Seller therefor, and (v) rights of landlords under leases. “Person” means any natural person, corporation, limited liability company, partnership, firm, joint venture, joint-stock company, trust, association, unincorporated entity or organization of any kind, Governmental Authority or other entity of any kind. “Preliminary Allocation Schedule” – As defined in Section 1.6(a) and attached hereto as Exhibit A. “Prepaids” - As defined in clause (ii) of the definition of Purchased Assets. “Principals” has the meaning set forth in the caption. “Purchase Price” - As defined in Section 1.2. “Purchase Price Allocation Schedule” - As defined in Section 1.6(a). “Purchased Assets” means the Business and all of Seller’s right, title and interest in all of the assets, rights and properties of Seller related to the Business, whether or not carried and reflected on the books of Seller, other than the Retained Assets, including the following: (i) all accounts, notes or other receivables arising from the Business (collectively, “Accounts Receivable”), including any Accounts Receivable of the Business which

- x - are listed in Section 5.7(c) of the Disclosure Schedule that remain outstanding as of the Closing Date; (ii) all deposits and advances, prepaid expenses, rebates and refunds and other prepaid items arising from the Business to the extent the foregoing are transferable to Purchaser (collectively, “Prepaids”), including any Prepaids that are listed in Section 5.7(d) of the Disclosure Schedule; (iii) all of the Current Assets of the Business, other than cash and cash equivalents; (iv) the tangible assets, including motor vehicles, machinery, equipment, tools, spare parts, operating supplies, furniture and office equipment, fixtures, telephone systems, telecopiers, photocopiers and computer hardware related to the Business including the tangible assets that are listed in Section 5.7(e) of the Disclosure Schedule; (v) the Rental Fleet; (vi) except for any Contract set out in Section 5.7(e) of the Disclosure Schedule under the heading “Retained Assets,” all (A) Material Contracts described in Section 5.13(a) of the Disclosure Schedule; (B) Contracts which are not Material Contracts and which have been entered into by Seller prior to the date hereof in the Ordinary Course; and (C) Contracts entered into by Seller relating to the Business after the date hereof in compliance with the terms and provisions of this Agreement (collectively, the “Transferred Contracts”); (vii) all Inventory; (viii) Seller’s rights in and to the Leased Real Property other than the real property that is subject to the New Lease Agreements; (ix) the Purchased Intellectual Property; (x) all Permits, including the Permits that are listed in Section 5.17 of the Disclosure Schedule, to the extent such Permits are transferrable to Purchaser; (xi) all causes of action, causes in action, claims, rights of recovery or rights of set-off of every kind and character and rights of recoupment, including those arising under or pursuant to any warranties, guarantees or indemnities, in each case to the extent transferrable to Purchaser; (xii) all files, papers, documents and records, including credit, sales and accounting records, price sheets, catalogues and sales literature, books, processes, office supplies, forms, manuals, correspondence, employment records (except those required by Law to be maintained by Seller, which will be made available to Purchaser for copying to the extent allowed by Law) and any other information that is used or useable in or relates to the Purchased Assets or Assumed Liabilities including any such information or records that are maintained electronically; and

- xi - (xiii) all other miscellaneous assets of Seller related, or otherwise material, to the Business wherever located. “Purchased Intellectual Property” - As defined in Section 5.12(a). “Purchaser” has the meaning set forth in the caption. “Purchaser Consent” means the express consent of any of the following Persons on behalf of Purchaser and Guarantor, in each such Person’s capacity as an officer of Purchaser and/or Guarantor: (a) Jennifer Sherman, (b) Brian Cooper, (c) Sam Miceli or (d) Svetlana Vinokur. “Purchaser Indemnitees” - As defined in Section 11.1. “Refurbishing Costs” - As defined in Section 1.7(b). “Release” when used as a verb includes release, discharge, escape, deposit, dispose, spray, abandonment, dispose, bury, disperse, exhaust, spill, emit, leak, generate, pump, pour, empty, dump, issue, place, flow, inject, seep, leach and migrate on or into the Environment or, on, into or out of any property, in any manner whatsoever, and “Release” when used as a noun and “Released” each has a correlative meaning. “Release Date” means the date that is twenty-four (24) months subsequent to the Closing Date. “Remediate” or “Remediation” means all work, repair, measures and capital expenditures, whether voluntary, compelled by a Governmental Authority, or required pursuant to Environmental Laws, that are reasonably necessary to: (i) characterize, clean up, remove, treat, rehabilitate, restore, monitor, correct or in any other way deal with Substances (including necessary follow-up measures); and (ii) prevent any Release of Substances. “Rental Fleet” means all vehicles and equipment of Seller which are held primarily for purposes of short or long term lease to customers. “Representative” - As defined in Section 4.3(r). “Repurchase Calculation” - As defined in Section 1.7(c). “Repurchased Unit” - As defined in Section 1.7(a). “Response” - As defined in Section 11.4(b). “Restricted Business” - As defined in Section 14.5(a)(i). “Restricted Period” means the period beginning on the Closing Date and ending on the fifth anniversary of the Closing Date.

- xii - “Restricted Territory” - As defined in Section 14.5(a). “Restrictive Period” - As defined in Section 14.5(b). “Retained Assets” means the following: (i) all cash and cash equivalents and marketable securities of Seller; (ii) employment records required by Law to be maintained by Seller, Seller’s corporate seal, if any, minute books and stock or membership record books, the general ledgers and books of original entry, all Income Tax returns and other Income Tax records (to the extent they relate to the Business), reports, data, files and documents, to the extent not required to conduct the Business; (iii) all claims relating to Tax refunds, credits, abatements, rebates, duty drawbacks and other governmental charges of whatever nature relating to pre-Closing periods; (iv) all insurance policies and rights, including premium refunds; (v) all foreign currency hedging contracts; (vi) Seller’s rights under this Agreement, the Bill of Sale and Assignment Agreement, the Joint Issues and Reverse Earn Out Payment Agreement, and any other agreements delivered by Seller in connection with this Agreement; (vii) all assets set out in Section 5.7(e) of the Disclosure Schedule under the heading “Retained Assets” and any lease related thereto; (viii) any loan made by Seller to an Employee; (ix) all Employee Benefit Plans and all assets or funds held in trust, or otherwise, associated with or used in connection with the Employee Benefit Plans; and (x) all Intercompany Accounts. “Retained Employee Liabilities” means any and all obligations and Liabilities of Seller with respect to the Employees or the New Employees, other than any Assumed Employee Liabilities. For the avoidance of doubt, any and all obligations and Liabilities of Seller with respect to any Employee or New Employee: (i) who does not accept Purchaser’s offer of employment in accordance with Article XII; or (ii) who is listed in Section 12.2 of the Disclosure Schedule, are Retained Employee Liabilities. “Retained Liabilities” means any and all Liabilities of Seller other than the Assumed Liabilities, including (i) any Indebtedness of Seller, (ii) any Liability relating to any Retained Asset, (iii) any long term deferred commission payment obligations, (iv) off balance sheet pension obligations of Seller, (v) any Liability relating to a guarantee of a third party obligations,

- xiii - (vi) any Retained Employee Liability, and (vii) any other Liability for which Seller is liable or otherwise obligated pursuant to this Agreement, only to the extent that such Liabilities are not Assumed Liabilities. “Seller” has the meaning set forth in the caption. “Seller Indemnitees” - As defined in Section 11.3. “Seller’s Knowledge” or “Knowledge” - with respect to Seller, Seller will be deemed to have “Knowledge” of a particular fact or matter if any of Joe, Jeff, Jamie, Chen Hui or Jason Hannah (i) is actually aware of such fact or matter or (ii) would have obtained knowledge of such fact or matter after making such due inquiry (including a review of their files and after consulting with their direct reports and other pertinent Persons) that a prudent business person would have made in order to gain a full understanding and determination of the accuracy of such fact or matter. “Shareholders of Seller” has the meaning set forth in the caption. “Stock Units” means new vehicles held by Seller for purposes of sale to customers. “Substances” means (a) any substance or material that is prohibited, regulated or designated as a pollutant, contaminant, toxic substance, deleterious substance, dangerous good, waste or residual material, hazardous waste or hazardous residual material, hazardous substance, hazardous material or any other similar designation, under any provision of Environmental Laws, (b) asbestos and any asbestos-containing material, including asbestos-containing vermiculite, and urea formaldehyde foam insulation, (c) mold, radon and pyrite, (d) any microorganism, sound, vibration, rays, heat, odor or radiation that is likely to alter the quality of the Environment in any way, and (e) any substance or material that is otherwise regulated by Environmental Laws “Tax Representations” - As defined in Section 11.5(b). “Tax Return” means any report, declaration, return, claim for refund, or information return or statement required to be supplied to a Governmental Authority in connection with any Taxes. “Taxes” means all taxes, surtaxes, duties, levies, imposts, fees, assessments, withholdings, dues and other charges of any nature, including interest and penalties associated therewith, imposed or collected by any Governmental Authority, whether disputed or not, including U.S. federal, Canadian federal, state, provincial, territorial, municipal and local, foreign and other income, franchise, capital, real property, personal property, withholding, payroll, health, transfer, goods and services, harmonized sales, value added sales, use, consumption, excise, customs, anti-dumping, countervail, net worth, stamp, registration, franchise, payroll, employment, education, business, school, local improvement, development and occupation taxes, duties, levies, imposts, fees, assessments and withholdings, dues and other charges of any nature and all other taxes and similar governmental charges of any kind for which

- xiv - a Person may have any liability imposed by any Governmental Authority and “Tax” has a corresponding meaning. “Transferred Contracts” – As defined in clause (vi) of the definition of Purchased Assets. “Update Notice” - As defined in the preamble to Article V. “Used Units” means vehicles held by Seller for purposes of resale to customers which does not form part of Stock Units. “WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local and foreign laws related to plant closings, relocations, mass layoffs and employment losses.